VANGUARD
BOND INDEX
FUNDS

VANGUARD TOTAL BOND MARKET INDEX FUND
VANGUARD SHORT-TERM BOND INDEX FUND
VANGUARD INTERMEDIATE-TERM BOND INDEX FUND
VANGUARD LONG-TERM BOND INDEX FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

   Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                     [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        6

                                  FUND PROFILES
                                        8

                              PERFORMANCE SUMMARIES
                                       13

                              FINANCIAL STATEMENTS
                                       18

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       55

                        All comparative mutual fund data
                         are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                       [PHOTO]
John J. Brennan               John C. Bogle
Senior Chairman               Chairman & CEO

Low inflation and a general decline in interest rates made 1998 a rewarding year for bond investors. Vanguard Total Bond Market Index Fund posted a strong +8.6% return for the year, once again exceeding the return of its average competitor and closely tracking its index benchmark, as it has each year since 1988. The returns of our other bond index funds were similarly impressive, ranging from +7.6% for our Short-Term Bond Index Fund to +12.0% for the Long-Term Bond Index Fund.

---------------------------------------------------------------
                                                TOTAL RETURNS
                                                 YEAR ENDED
                                              DECEMBER 31, 1998
---------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND                        + 8.6%
Average Intermediate-Term
  U.S. Government Fund                              + 7.7
Lehman Aggregate Bond Index                         + 8.7
---------------------------------------------------------------
SHORT-TERM BOND INDEX FUND                          + 7.6%
Average Short-Term U.S.
  Government Fund                                   + 6.3
Lehman 1-5 Year Government/
  Corporate Index                                   + 7.6
---------------------------------------------------------------
INTERMEDIATE-TERM BOND INDEX FUND                   +10.1%
Average Intermediate-Term
  U.S. Government Fund                              + 7.7
Lehman 5-10 Year Government/
  Corporate Index                                   +10.1
---------------------------------------------------------------
LONG-TERM BOND INDEX FUND                           +12.0%
Average General U.S.
  Government Fund                                   + 8.1
Lehman Long Government/
  Corporate Index                                   +11.8
---------------------------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------------------------
Total Bond Market Index Fund                        + 8.7%
---------------------------------------------------------------

       The adjacent table presents the total return (capital change plus reinvested dividends) for our funds during the past twelve months. Each is compared with its average mutual fund peer and the unmanaged bond market index it emulates. Each of our funds outpaced its average competitor and closely tracked the return of its target index. Indeed, our Long-Term Bond Index Fund surpassed its index benchmark. Because indexes are theoretical constructs without the real-world expenses of fund operations and transaction costs, they are tough standards for mutual funds to match, much less to outdistance.

       Detailed per-share figures for each fund, including net asset values and income dividends, along with yield, credit quality, and maturity data, are presented in the table that follows this letter.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace of more than 3% during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, increasing the U.S. trade deficit. The Federal Reserve Board cut short-term interest rates three times between September and November, citing unsettled financial markets and unusual economic conditions. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%). Inflation remained quiescent, with consumer prices rising 1.6% for the year.

       Interest rates declined on balance during 1998 and bond prices, which move in the opposite direction from interest rates, generally rose. Price appreciation accounted for 2 percentage points of the +8.7% total return of the Lehman Brothers Aggregate Bond Index. U.S. Treasury bond prices benefited from a "flight to quality" as many investors shunned riskier securities. The yield on the benchmark 30-year U.S. Treasury bond began the year at 5.92%, fell to a 31-year low of 4.72% on October 5, then climbed back to 5.09% by year-end--down 83 basis points (0.83 percentage point) for the twelve months. Yields on 3-month Treasury bills declined on balance during the year by 90 basis points to 4.45% on December 31.

       While bonds generally enjoyed a strong year, the U.S. stock market produced mixed results. Large-capitalization stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index, gained +28.6% for the year, despite a sharp tumble in July and August. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises stocks not included in the S&P 500, gained just +8.6%, while the small-cap Russell 2000 Index declined -2.5%. In the entire market, more stocks declined in price than rose.

1998 PERFORMANCE OVERVIEW

The total return of any bond fund consists of interest income plus or minus any change in the prices of securities held by the fund. During 1998, interest income provided the majority of the total return for each of our bond index funds, augmented by varying degrees of price appreciation. Each fund's current yield at the end of 1997 and 1998 is shown in the following table, along with the income and capital components of each fund's total returns.

       As this table makes clear, the longer a bond fund's average maturity, the more sensitive its net asset value is to changes in interest rates. During 1998, declining interest rates enhanced total returns, especially for bonds with longer maturities. Of course, volatility is a two-way street, and during periods when interest rates rise, bond prices will fall, offsetting at least to some degree the interest income from the bonds. Over longer periods, however, a bond fund's primary source of total return is the rate of interest income--or coupon--of its underlying bonds.

---------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                YEAR-END                    YEAR ENDED
                                 YIELDS                  DECEMBER 31, 1998
                            -----------------      ------------------------------
BOND INDEX FUND              1997       1998       INCOME      CAPITAL    TOTAL
---------------------------------------------------------------------------------
Total Bond Market            6.22%      5.63%        +6.4%       +2.2%     + 8.6%
Short-Term                   5.77       5.01         +5.9        +1.7      + 7.6
Intermediate-Term            6.09       5.31         +6.6        +3.5      +10.1
Long-Term                    6.21       5.65         +6.5        +5.5      +12.0
---------------------------------------------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------------------------------------------
Total Bond Market            6.32%      5.73%        +6.5%       +2.2%     + 8.7%
---------------------------------------------------------------------------------

       Our total returns were well in excess of those earned by competing bond funds with similar average maturities and credit quality. The margins of superiority were 0.9 percentage point for our Total Bond Market Index Fund; 1.3 percentage points for our Short-Term Bond Index Fund; 2.4 percentage points for our Intermediate-Term Bond Index Fund; and 3.9 percentage points for our Long-Term Bond Index Fund. This performance is due partly to our low operating costs and partly to the fact that professional managers not only have difficulty in forecasting interest rates, but incur significant research and transaction costs in their efforts to outshine the bond market itself.

       We note that our peer fund groups--all in the government bond fund category--are not a perfect match for our funds, which hold more corporate bonds than many competitors. For example, the Total Bond Market Index Fund invests about 30% of its assets in the debt securities of industrial, financial, and utility companies. This was a disadvantage for us in 1998, when corporate bonds, especially in the long- and intermediate-term maturity ranges, fared less well than comparable U.S. Treasury and government agency securities. Over time, however, higher-yielding corporate holdings should enable our funds to provide higher returns than funds that invest exclusively in government bonds.

       U.S. Treasury and federal agency securities make up the majority of the holdings in our Short-Term, Intermediate-Term, and Long-Term Bond Index Funds. The Total Bond Market Index Fund, while holding about 28% of assets in Treasuries and other agency securities, also invests about 33% of assets in GNMAs and other mortgage-backed securities. Mortgage securities are backed by federal guarantees against the loss of principal or interest payments, but they are vulnerable to "prepayment risk"--the possibility that homeowners will pay off loans early to refinance at lower rates when interest rates decline. When prepayments rise, as they did in response to lower interest rates in 1998, investors receive a smaller-than-expected overall return. To compensate investors for prepayment risk, mortgage-backed securities carry higher yields than comparable Treasury securities. During 1998, however, their higher yields could not lift mortgage-backed securities to higher returns than those earned by comparable Treasury securities. The Lehman GNMA Index earned a +6.9% return for the year, compared with the +11.6% total return for the Lehman 5-10 Year U.S. Treasury Index.

       The Fund Profiles starting on page 8 list each fund's average duration, an indication of how much a bond fund's share price will move in response to changing interest rates. For example, if a bond fund's average duration were 7 years, its share price would fall about 7% for each percentage-point rise in market interest rates. Conversely, if market rates declined by a percentage point, the share price of a bond fund with an average duration of 7 years would rise by about 7%.

LONG-TERM PERFORMANCE OVERVIEW

Vanguard Total Bond Market Index Fund was established in December 1986 as the nation's first bond index fund for individual investors. Since its creation, the fund has achieved a sizable return advantage of 1.2 percentage points annually over funds holding securities of comparable maturity ranges and credit quality. This margin has amounted over the past decade to an extra return of $2,481 on a $10,000 investment in the fund versus an identical investment in its average competitor, assuming reinvestment of income dividends and any capital gains distributions. This extra return is nearly one-fourth of the initial investment.

-----------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                                      10 YEARS ENDED
                                                     DECEMBER 31, 1998
                                           ----------------------------------
                                            AVERAGE          FINAL VALUE OF
                                            ANNUAL             A $10,000
                                             RATE          INITIAL INVESTMENT
-----------------------------------------------------------------------------
TOTAL BOND MARKET INDEX FUND                  +9.0%                $23,679
Average Intermediate-Term
  U.S. Government Fund                        +7.8                  21,198
Lehman Aggregate Bond Index                   +9.3                  24,237
-----------------------------------------------------------------------------

       Our low costs are a key factor in this advantage. The annual expense ratio of the Total Bond Market Index Fund is 0.20%, or $2 per $1,000 in assets, about one-fifth the 1.06% expense ratio ($10.60 per $1,000 in assets) of its average peer. Because operating costs directly reduce the income that bond funds pass along to their shareholders, our expense advantage of more than 0.8 percentage point gives us a big head start every year in our effort to outperform peer funds.

------------------------------------------------------------------------------
                                                TOTAL RETURNS FROM INCEPTION*
                                                  THROUGH DECEMBER 31, 1998
                                           -----------------------------------
                                           AVERAGE           FINAL VALUE OF
                                           ANNUAL              A $10,000
                                            RATE           INITIAL INVESTMENT
------------------------------------------------------------------------------
SHORT-TERM BOND
  INDEX FUND                               + 6.5%                 $13,545
Average Short-Term U.S.
  Government Fund                          + 5.4                   12,909
Lehman 1-5 Year Government/
  Corporate Index                          + 6.6                   13,594
------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND
  INDEX FUND                               + 8.0%                 $14,525
Average Intermediate-Term U.S.
  Government Fund                          + 6.2                   13,388
Lehman 5-10 Year Government/
  Corporate Index                          + 8.1                   14,589
------------------------------------------------------------------------------
LONG-TERM BOND
  INDEX FUND                               + 9.9%                 $15,809
Average General U.S.
  Government Fund                          + 6.3                   13,421
Lehman Long Government/
  Corporate Index                          +10.0                   15,882
------------------------------------------------------------------------------

                                                               FINAL VALUE OF
                                                                A $10,000,000
INSTITUTIONAL SHARES                                         INITIAL INVESTMEN
------------------------------------------------------------------------------
TOTAL BOND MARKET
  INDEX FUND**                             + 8.1%               $12,905,361
Average Intermediate-Term U.S.
  Government Fund                          + 6.8                 12,420,421
Lehman Aggregate Bond Index                + 8.0                 12,889,792
------------------------------------------------------------------------------

 *March 1, 1994, for the Short-Term, Intermediate-Term, and Long-Term Bond
  Index Funds; September 18, 1995, for the Institutional Shares of the Total Bond Market Index Fund.

**Minimum initial investment is $10 million.

       As low as they are, our costs make it difficult to match the return of the cost-free Lehman Aggregate Bond Index. The small gap--much smaller in recent years than in the early years--between our fund's return and that of the index stems almost entirely from the operating and transaction costs that we incur.

       Our other bond index funds are less than five years old, but already have established a record of soundly outperforming their peers and closely tracking their target indexes. The adjacent table shows the average annual return for each fund from its inception through year-end 1998, along with the growth of a hypothetical $10,000 investment in the fund. The same data are presented for each fund's average competitor and target index.

       Based on initial $10,000 investments, the additional returns earned for shareholders by our funds have ranged from $636 for our Short-Term Bond Index Fund to $2,388 for the Long-Term Bond Index Fund. The Short-Term, Intermediate-Term, and Long-Term Bond Index Funds all operate at the same 0.20% annual expense ratio as the Total Bond Market Index Fund. (The expense ratio of the Institutional Shares of the Total Bond Market Index Fund is 0.10%, or just $1 a year per $1,000 in assets.)

IN SUMMARY

Events during 1998 provided an ample demonstration of the important role bonds can play in a balanced investment portfolio. Bond funds can help to cushion the anxiety arising from extreme fluctuations in the stock market. In addition, bond funds can be a reliable source of current income, though share prices are still subject to volatility due to changes in market conditions.

       We have always believed that investors are well served by selecting a mix of stock funds, bond funds, and money market funds appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. The Vanguard Bond Index Funds provide a low-cost, well-diversified means of implementing the fixed-income portion of such a plan.

/s/ JOHN C. BOGLE                       /s/ JOHN J. BRENNAN

John C. Bogle                           John J. Brennan
Senior Chairman                         Chairman and
                                        Chief Executive Officer

January 21, 1999

Note: You'll observe that we have made minor changes in the name of each of the Vanguard Bond Index Funds. We shortened each name and replaced "portfolio" with "fund" as part of a broader effort to clarify the names in our fund lineup.

PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------------------------------------------
                                                                      NET ASSET VALUE
                               TOTAL                                     PER SHARE                  12 MONTHS             SEC
                             NET ASSETS                             ----------------------    ---------------------     CURRENT
                            (MILLIONS)     AVERAGE      AVERAGE     DEC. 31,      DEC. 31,     INCOME        TOTAL     ANNUALIZED
BOND INDEX FUND           DEC. 31, 1998    MATURITY     QUALITY       1997          1998      DIVIDENDS      RETURN       YIELD
---------------------------------------------------------------------------------------------------------------------------------
Total Bond Market             $7,765        8.6 years     Aa1      $10.09         $10.27     $0.624          + 8.6%       5.63%
Short-Term                       709        2.7 years     Aa1       10.00          10.10      0.574          + 7.6        5.01
Intermediate-Term              1,102        7.5 years     Aa1       10.20          10.48      0.647          +10.1        5.31
Long-Term                        210       21.8 years     Aa1       10.78          11.32      0.666          +12.0        5.65
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
Total Bond Market             $2,493        8.6 years     Aa1      $10.09         $10.27     $0.635         + 8.7%       5.73%
---------------------------------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

       The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

---------------------------------------------------------------------------------------
                                                      AVERAGE ANNUALIZED RETURNS
                                                    PERIODS ENDED DECEMBER 31, 1998
                                                ---------------------------------------
                                                 1 YEAR         3 YEARS         5 YEARS
---------------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                   28.6%          28.2%           24.1%
  Russell 2000 Index                              -2.5           11.6            11.9
  MSCI EAFE Index                                 20.3            9.3             9.5
---------------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                      8.7%           7.3%            7.3%
  Lehman 10 Year Municipal Bond Index              6.8            6.8             6.4
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                       5.1            5.2             5.1
---------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                             1.6%           2.2%            2.4%
---------------------------------------------------------------------------------------

       Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

       The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

       Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

       Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

       Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

       The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

       Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

       Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

       Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

       Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

FUND PROFILE
TOTAL BOND MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                         TOTAL BOND             LEHMAN
                                       MARKET INDEX             INDEX*
----------------------------------------------------------------------
Number of Issues                                737              7,257
Yield                                          5.6%               6.5%
Yield--Institutional Shares                    5.7%               6.5%
Yield to Maturity                              5.5%               5.7%
Average Coupon                                 7.3%               6.9%
Average Maturity                          8.6 years          8.6 years
Average Quality                                 Aa1                Aaa
Average Duration                          4.4 years          4.4 years
Expense Ratio                                 0.20%                 --
Expense Ratio--
   Institutional Shares                       0.10%                 --
Cash Reserves                                  1.1%                 --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------------------
                                         TOTAL BOND             LEHMAN
                                       MARKET INDEX             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.99               1.00
Beta                                           0.99               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
Treasury/Agency                                      27.9%
Aaa                                                  39.5
Aa                                                    8.1
A                                                    14.4
Baa                                                  10.1
Ba                                                    0.0
B                                                     0.0
Not Rated                                             0.0
----------------------------------------------------------
Total                                               100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------------------
Under 1 Year                                          2.8%
1-5 Years                                            45.5
5-10 Years                                           30.9
10-20 Years                                           4.3
20-30 Years                                          15.6
Over 30 Years                                         0.9
----------------------------------------------------------
Total                                               100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
----------------------------------------------------------
Asset-Backed                                          5.6%
Finance                                              17.0
Foreign                                               3.1
Industrial                                            9.0
Mortgage                                             33.2
Treasury/Agency                                      27.9
Utilities                                             4.2
----------------------------------------------------------
Total                                               100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                         SHORT-TERM             LEHMAN
                                         BOND INDEX             INDEX*
----------------------------------------------------------------------
Number of Issues                                213              7,257
Yield                                          5.0%               6.5%
Yield to Maturity                              5.1%               5.7%
Average Coupon                                 7.3%               6.9%
Average Maturity                          2.7 years          8.6 years
Average Quality                                 Aa1                Aaa
Average Duration                          2.4 years          4.4 years
Expense Ratio                                 0.20%                 --
Cash Reserves                                  1.8%                 --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------------------
                                         SHORT-TERM             LEHMAN
                                         BOND INDEX             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.89               1.00
Beta                                           0.52               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------------------
Treasury/Agency                                              57.1%
Aaa                                                           7.9
Aa                                                           10.4
A                                                            16.2
Baa                                                           8.4
Ba                                                            0.0
B                                                             0.0
Not Rated                                                     0.0
------------------------------------------------------------------
Total                                                       100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------------------
Under 1 Year                                                  2.8%
1-3 Years                                                    50.0
3-5 Years                                                    47.2
Over 5 Years                                                  0.0
------------------------------------------------------------------
Total                                                       100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
------------------------------------------------------------------
Asset-Backed                                                  5.4%
Finance                                                      20.0
Foreign                                                       3.2
Industrial                                                    9.0
Mortgage                                                      0.0
Treasury/Agency                                              57.1
Utilities                                                     5.3
------------------------------------------------------------------
Total                                                       100.0%

FUND PROFILE
INTERMEDIATE-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                  INTERMEDIATE-TERM             LEHMAN
                                         BOND INDEX             INDEX*
----------------------------------------------------------------------
Number of Issues                                201              7,257
Yield                                          5.3%               6.5%
Yield to Maturity                              5.4%               5.7%
Average Coupon                                 8.2%               6.9%
Average Maturity                          7.5 years          8.6 years
Average Quality                                 Aa1                Aaa
Average Duration                          5.4 years          4.4 years
Expense Ratio                                 0.20%                 --
Cash Reserves                                  1.0%                 --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------------------
                                  INTERMEDIATE-TERM             LEHMAN
                                         BOND INDEX             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.98               1.00
Beta                                           1.27               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------------------
Treasury/Agency                                              54.5%
Aaa                                                           2.6
Aa                                                            8.0
A                                                            18.5
Baa                                                          16.4
Ba                                                            0.0
B                                                             0.0
Not Rated                                                     0.0
------------------------------------------------------------------
Total                                                       100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------------------
Under 1 Year                                                  0.6%
1-5 Years                                                     7.3
5-10 Years                                                   87.4
10-20 Years                                                   4.4
20-30 Years                                                   0.2
Over 30 Years                                                 0.1
------------------------------------------------------------------
Total                                                       100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
------------------------------------------------------------------
Asset-Backed                                                  2.3%
Finance                                                      14.4
Foreign                                                       6.6
Industrial                                                   15.4
Mortgage                                                      0.0
Treasury/Agency                                              54.5
Utilities                                                     6.8
------------------------------------------------------------------
Total                                                       100.0%

FUND PROFILE
LONG-TERM BOND INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                          LONG-TERM             LEHMAN
                                         BOND INDEX             INDEX*
----------------------------------------------------------------------
Number of Issues                                165              7,257
Yield                                          5.7%               6.5%
Yield to Maturity                              5.7%               5.7%
Average Coupon                                 8.1%               6.9%
Average Maturity                         21.8 years          8.6 years
Average Quality                                 Aa1                Aaa
Average Duration                         10.4 years          4.4 years
Expense Ratio                                 0.20%                 --
Cash Reserves                                  1.7%                 --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
--------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------------------
                                          LONG-TERM             LEHMAN
                                         BOND INDEX             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.95               1.00
Beta                                           2.08               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------------------
Treasury/Agency                                              63.2%
Aaa                                                           2.5
Aa                                                            6.1
A                                                            15.0
Baa                                                          13.2
Ba                                                            0.0
B                                                             0.0
Not Rated                                                     0.0
------------------------------------------------------------------
Total                                                       100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------------------
Under 1 Year                                                  0.6%
1-5 Years                                                     2.0
5-10 Years                                                    8.2
10-20 Years                                                  11.5
20-30 Years                                                  74.4
Over 30 Years                                                 3.3
------------------------------------------------------------------
Total                                                       100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
------------------------------------------------------------------
Asset-Backed                                                  0.8%
Finance                                                       7.9
Foreign                                                       4.9
Industrial                                                   15.2
Mortgage                                                      0.0
Treasury/Agency                                              63.2
Utilities                                                     8.0
------------------------------------------------------------------
Total                                                       100.0%

PERFORMANCE SUMMARY
TOTAL BOND MARKET INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 11, 1986-DECEMBER 31, 1998
-------------------------------------------------------------------
                  TOTAL BOND MARKET INDEX FUND            LEHMAN*
FISCAL        CAPITAL       INCOME         TOTAL           TOTAL
YEAR          RETURN        RETURN        RETURN          RETURN
-------------------------------------------------------------------
1986           -0.6%          0.4%          -0.2%          -0.2%
1987           -7.4           8.5            1.1            2.8
1988           -1.6           9.0            7.4            7.9
1989            4.3           9.3           13.6           14.5
1990           -0.3           8.9            8.6            9.0
1991            6.4           8.8           15.2           16.0
1992           -0.2           7.3            7.1            7.4
1993            3.0           6.7            9.7            9.8
1994           -8.8           6.1           -2.7           -2.9
1995           10.6           7.6           18.2           18.5
1996           -3.0           6.6            3.6            3.6
1997            2.5           6.9            9.4            9.7
1998            2.2           6.4            8.6            8.7
------------------------------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
------------------------------------------------------------------
1988 12  10000   10000   10000
1989 03  10087   10101   10114
1989 06  10853   10715   10920
1989 09  10960   10793   11043
1989 12  11358   11174   11453
1990 03  11235   11133   11362
1990 06  11634   11438   11776
1990 09  11721   11567   11875
1990 12  12336   12125   12479
1991 03  12657   12344   12828
1991 06  12860   12518   13036
1991 09  13562   13147   13774
1991 12  14213   13870   14476
1992 03  14031   13578   14291
1992 06  14578   14119   14866
1992 09  15191   14718   15502
1992 12  15223   14712   15547
1993 03  15856   15213   16190
1993 06  16283   15547   16617
1993 09  16724   15897   17049
1993 12  16692   15927   17063
1994 03  16239   15468   16574
1994 06  16074   15256   16401
1994 09  16155   15301   16500
1994 12  16243   15334   16565
1995 03  17024   15969   17401
1995 06  18045   16778   18460
1995 09  18382   17036   18820
1995 12  19191   17739   19624
1996 03  18824   17378   19277
1996 06  18935   17409   19386
1996 09  19272   17678   19742
1996 12  19871   18214   20337
1997 03  19747   18050   20223
1997 06  20449   18607   20966
1997 09  21143   19122   21659
1997 12  21741   19686   22299
1998 03  22078   19899   22648
1998 06  22596   20291   23176
1998 09  23529   21136   24152
1998 12  23609   21198   24237

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                               PERIODS ENDED DECEMBER 31, 1998
                                                           --------------------------------------         FINAL VALUE OF A
                                                           1 YEAR         5 YEARS        10 YEARS        $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund*                                8.58%          7.21%           9.00%            $23,679
Average Intermediate-Term U.S. Government Fund               7.68           5.88            7.80              21,198
Lehman Aggregate Bond Index                                  8.69           7.27            9.26              24,237
---------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------
                                                                                                 10 YEARS
                                               INCEPTION                              -------------------------------
                                                  DATE        1 YEAR      5 YEARS     CAPITAL     INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund*                 12/11/1986       8.58%       7.21%       1.55%       7.45%      9.00%
---------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 18, 1995-DECEMBER 31, 1998
----------------------------------------------------------------
                 TOTAL BOND MARKET INDEX FUND
                      INSTITUTIONAL SHARES               LEHMAN*
FISCAL        CAPITAL       INCOME         TOTAL           TOTAL
YEAR          RETURN        RETURN        RETURN          RETURN
----------------------------------------------------------------
1995           2.7%          1.8%          4.5%            4.4%
1996          -3.0           6.7           3.7             3.6
1997           2.5           7.1           9.6             9.7
1998           2.2           6.5           8.7             8.7
----------------------------------------------------------------

*Lehman Aggregate Bond Index.

See Financial Highlights table on page 50 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 18, 1995-DECEMBER 31, 1998
-------------------------------------------------------------------------
9/18/95  10000000        10000000        10000000
1995 09  10009145        10009145        10009145
1995 12  10452849        10383487        10435534
1996 03  10256352        10205324        10250365
1996 06  10320662        10238831        10310151
1996 09  10507702        10386490        10499593
1996 12  10837942        10672248        10815527
1997 03  10773716        10616721        10755184
1997 06  11160477        10943263        11150428
1997 09  11542845        11235066        11519103
1997 12  11873019        11534566        11859226
1998 03  12061236        11703873        12044730
1998 06  12348362        11933628        12325683
1998 09  12861741        12418118        12844952
1998 12  12905361        12420421        12889792

                                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                               PERIODS ENDED DECEMBER 31, 1998    FINAL VALUE OF
                                                              --------------------------------     A $10,000,000
                                                              1 YEAR           SINCE INCEPTION      INVESTMENT
----------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund Institutional Shares              8.69%               8.07%            $12,905,361
Average Intermediate-Term U.S. Government Fund                 7.68                6.82              12,420,421
Lehman Aggregate Bond Index                                    8.69                8.03              12,889,792
----------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                                           INCEPTION                    ---------------------------------
                                                              DATE          1 YEAR      CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Total Bond Market Index Fund Institutional Shares           9/18/1995         8.69%     1.33%         6.74%       8.07%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
SHORT-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1998
-----------------------------------------------------------------
                  SHORT-TERM BOND INDEX FUND              LEHMAN*
FISCAL        CAPITAL       INCOME        TOTAL           TOTAL
YEAR          RETURN        RETURN        RETURN          RETURN
-----------------------------------------------------------------
1994          -5.0%          4.6%         -0.4%           -0.2%
1995           6.0           6.9          12.9            12.9
1996          -1.5           6.0           4.5             4.7
1997           0.8           6.2           7.0             7.1
1998           1.7           5.9           7.6             7.6
-----------------------------------------------------------------

*Lehman 1-5 Year Government/Corporate Index.

See Financial Highlights table on page 50 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1998
----------------------------------------------------------------
3/1/94   10000   10000   10000
1994 03   9933    9933    9935
1994 06   9904    9846    9905
1994 09   9985    9916    9995
1994 12   9962    9887    9979
1995 03   10356   10221   10365
1995 06   10761   10564   10780
1995 09   10932   10720   10945
1995 12   11244   11000   11264
1996 03   11230   10987   11254
1996 06   11328   11040   11352
1996 09   11510   11210   11549
1996 12   11754   11423   11790
1997 03   11797   11487   11829
1997 06   12086   11726   12127
1997 09   12356   11957   12405
1997 12   12579   12148   12630
1998 03   12768   12329   12820
1998 06   12979   12494   13035
1998 09   13456   12869   13523
1998 12   13537   12909   13594

                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                            PERIODS ENDED DECEMBER 31, 1998
                                                          ----------------------------------       FINAL VALUE OF A
                                                          1 YEAR             SINCE INCEPTION      $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Short-Term Bond Index Fund*                                7.63%                 6.48%                $13,545
Average Short-Term U.S. Government Fund                    6.26                  5.42                  12,909
Lehman 1-5 Year Government/Corporate Index                 7.63                  6.56                  13,594
--------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION
                                              INCEPTION                    ------------------------------------
                                                DATE          1 YEAR       CAPITAL        INCOME         TOTAL
---------------------------------------------------------------------------------------------------------------
Short-Term Bond Index Fund*                   3/1/1994         7.63%        0.35%          6.13%         6.48%
---------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1998
-------------------------------------------------------------
               INTERMEDIATE-TERM BOND INDEX FUND      LEHMAN*
FISCAL        CAPITAL       INCOME         TOTAL        TOTAL
YEAR          RETURN        RETURN        RETURN       RETURN
-------------------------------------------------------------
1994          -8.2%          5.3%          -2.9%        -2.9%
1995          13.3           7.8           21.1         21.4
1996          -3.9           6.5            2.6          2.7
1997           2.4           7.0            9.4          9.4
1998           3.5           6.6           10.1         10.1
-------------------------------------------------------------

*Lehman 5-10 Year Government/Corporate Index.

See Financial Highlights table on page 51 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1998
----------------------------------------------------------------
3/1/94   10000   10000   10000
1994 03  9790    9790    9771
1994 06  9662    9665    9648
1994 09  9703    9701    9704
1994 12  9711    9685    9707
1995 03  10239   10107   10256
1995 06  10993   10625   11022
1995 09  11195   10799   11239
1995 12  11754   11204   11787
1996 03  11457   10998   11494
1996 06  11468   11024   11509
1996 09  11674   11206   11727
1996 12  12051   11504   12104
1997 03  11921   11424   11970
1997 06  12373   11783   12437
1997 09  12819   12122   12886
1997 12  13183   12433   13246
1998 03  13402   12594   13465
1998 06  13718   12849   13780
1998 09  14556   13398   14622
1998 12  14513   13388   14589

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                             PERIODS ENDED DECEMBER 31, 1998
                                                            ---------------------------------       FINAL VALUE OF A
                                                            1 YEAR            SINCE INCEPTION      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Index Fund*                           10.09%               8.02%                 $14,525
Average Intermediate-Term U.S. Government Fund                7.68                6.22                   13,388
Lehman 5-10 Year Government/Corporate Index                  10.14                8.12                   14,589
---------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                                INCEPTION                     ----------------------------------
                                                   DATE          1 YEAR       CAPITAL        INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Index Fund*               3/1/1994        10.09%        1.18%          6.84%       8.02%
----------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
LONG-TERM BOND INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 1, 1994-DECEMBER 31, 1998
---------------------------------------------------------------
                  LONG-TERM BOND INDEX FUND             LEHMAN*
FISCAL        CAPITAL       INCOME        TOTAL          TOTAL
YEAR          RETURN        RETURN        RETURN        RETURN
--------------------------------------------------------------
1994          -10.4%         5.9%          -4.5%         -4.6%
1995           21.0          8.7           29.7          30.0
1996           -6.8          6.5           -0.3           0.1
1997            6.9          7.4           14.3          14.5
1998            5.5          6.5           12.0          11.8
---------------------------------------------------------------

*Lehman Long Government/Corporate Index.

See Financial Highlights table on page 51 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MARCH 1, 1994-DECEMBER 31, 1998
-----------------------------------------------------------------
3/1/94   10000   10000   10000
1994 03  9706    9706    9683
1994 06  9437    9532    9411
1994 09  9388    9535    9377
1994 12  9543    9560    9535
1995 03  10155   9992    10164
1995 06  11196   10569   11225
1995 09  11477   10755   11514
1995 12  12373   11217   12391
1996 03  11608   10920   11641
1996 06  11595   10937   11649
1996 09  11784   11104   11848
1996 12  12334   11410   12408
1997 03  11984   11300   12061
1997 06  12620   11704   12720
1997 09  13331   12071   13427
1997 12  14090   12419   14210
1998 03  14277   12595   14415
1998 06  14912   12894   15025
1998 09  15818   13476   15917
1998 12  15774   13421   15882

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED DECEMBER 31, 1998
                                                          ----------------------------------       FINAL VALUE OF A
                                                          1 YEAR            SINCE INCEPTION       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Long-Term Bond Index Fund*                                11.98%                9.93%               $15,809
Average General U.S. Government Fund                       8.07                 6.27                 13,421
Lehman Long Government/Corporate Index                    11.77                10.04                 15,882
--------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------------
                                                                                        SINCE INCEPTION
                                                  INCEPTION                      -----------------------------
                                                     DATE          1 YEAR        CAPITAL      INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------
Long-Term Bond Index Fund*                         3/1/1994        11.98%         2.75%        7.18%     9.93%
--------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
December 31, 1998

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                                  COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (60.3%)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (21.5%)
U.S. Treasury Bond                                             5.75%                 11/15/2000            $    250     $      255
U.S. Treasury Bond                                             7.25%                  5/15/2016                 680            824
U.S. Treasury Bond                                             7.50%                 11/15/2016               3,235          4,018
U.S. Treasury Bond                                            7.625%       2/15/2007-11/15/2022                 720            789
U.S. Treasury Bond                                            7.875%       11/15/2007-2/15/2021              21,920         28,815
U.S. Treasury Bond                                             8.00%                 11/15/2021              94,075        125,858
U.S. Treasury Bond                                            8.125%        8/15/2019-8/15/2021             610,095        819,906
U.S. Treasury Bond                                             8.50%                  2/15/2020              38,670         53,624
U.S. Treasury Bond                                             8.75%        5/15/2017-8/15/2020             131,425        184,571
U.S. Treasury Bond                                            8.875%        8/15/2017-2/15/2019              39,360         55,676
U.S. Treasury Bond                                            9.125%        5/15/2009-5/15/2018              16,340         23,498
U.S. Treasury Bond                                             9.25%                  2/15/2016                 835          1,198
U.S. Treasury Bond                                            9.375%                  2/15/2006                 110            140
U.S. Treasury Bond                                            9.875%                 11/15/2015               4,390          6,602
U.S. Treasury Bond                                            10.00%                  5/15/2010              29,275         37,321
U.S. Treasury Bond                                           10.375%      11/15/2009-11/15/2012             404,120        528,810
U.S. Treasury Bond                                            10.75%        2/15/2003-5/15/2003                 335            411
U.S. Treasury Bond                                           11.125%                  8/15/2003               1,135          1,432
U.S. Treasury Bond                                           11.625%      11/15/2002-11/15/2004             106,200        131,770
U.S. Treasury Bond                                            11.75%       2/15/2010-11/15/2014               1,085          1,650
U.S. Treasury Bond                                           11.875%                 11/15/2003              12,625         16,478
U.S. Treasury Bond                                            12.00%                  8/15/2013                 350            534
U.S. Treasury Bond                                           12.375%                  5/15/2004                 100            136
U.S. Treasury Bond                                            12.75%                 11/15/2010              25,480         36,996
U.S. Treasury Bond                                            13.25%                  5/15/2014               1,500          2,484
U.S. Treasury Bond                                           13.375%                  8/15/2001               2,600          3,154
U.S. Treasury Bond                                            14.00%                 11/15/2011               3,420          5,417
U.S. Treasury Note                                             5.75%                  8/15/2003                 850            888
U.S. Treasury Note                                            5.875%                  2/15/2004                 830            876

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
                                                              COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                             6.25%        5/31/2000-2/15/2003            $ 24,170     $   24,979
U.S. Treasury Note                                            6.375%        1/15/1999-8/15/2002              29,165         29,858
U.S. Treasury Note                                             6.50%       4/30/1999-10/15/2006               1,265          1,331
U.S. Treasury Note                                             6.75%                  6/30/1999                 400            404
U.S. Treasury Note                                            6.875%                  8/31/1999                 270            274
U.S. Treasury Note                                             7.50%       11/15/2001-5/15/2002              66,600         72,381
U.S. Treasury Note                                             7.75%                  2/15/2001                 100            106
U.S. Treasury Strip                                            0.00%                  8/15/2001               1,000            888
                                                                                                                        -----------
                                                                                                                         2,204,352
                                                                                                                        -----------
AGENCY BONDS & NOTES (6.1%)
Federal Farm Credit Bank                                       4.80%                  11/6/2003              34,120         33,660
Federal Home Loan Bank                                        5.575%                   9/2/2003              57,500         58,552
Federal Home Loan Bank                                        5.675%                  8/18/2003              51,450         52,595
Federal Home Loan Bank                                         5.80%                   9/2/2008              74,700         77,024
Federal Home Loan Bank                                        5.865%                   9/2/2008              55,420         57,412
Federal Home Loan Bank                                         5.88%                 11/25/2008              15,300         15,315
Federal Home Loan Bank                                         5.90%                   6/9/2000               1,000          1,014
Federal Home Loan Bank                                         7.78%                 10/19/2001                 500            537
Federal Home Loan Bank                                         8.60%                  1/25/2000                 110            114
Federal Home Loan Mortgage Corp.                               5.63%                  1/10/2003                 625            636
Federal Home Loan Mortgage Corp.                              6.155%                  9/15/2000               1,000          1,020
Federal Home Loan Mortgage Corp.                              6.785%                   3/1/2006               9,525          9,548
Federal Home Loan Mortgage Corp.                               7.09%                   6/1/2005               4,400          4,504
Federal National Mortgage Assn.                                5.25%                  1/15/2003                 750            755
Federal National Mortgage Assn.                                5.64%                 12/10/2008              25,000         24,749
Federal National Mortgage Assn.                                5.75%        6/15/2005-2/15/2008               3,520          3,621
Federal National Mortgage Assn.                                5.80%                 12/10/2003               2,300          2,363
Federal National Mortgage Assn.                                5.89%                  11/6/2002              20,240         20,849
Federal National Mortgage Assn.                                5.90%          7/6/2000-7/9/2003              44,345         44,837
Federal National Mortgage Assn.                                5.91%                  8/25/2003              18,450         18,610
Federal National Mortgage Assn.                                5.96%                  4/23/2003               7,900          8,003
Federal National Mortgage Assn.                                5.97%                   7/3/2003              26,390         26,656
Federal National Mortgage Assn.                                6.16%                  3/29/2001               1,300          1,334
Federal National Mortgage Assn.                                6.35%                  8/10/1999                 100            101
Federal National Mortgage Assn.                                6.36%                  7/19/2004                 400            422
Federal National Mortgage Assn.                                6.48%                  6/28/2004               1,830          1,938
Federal National Mortgage Assn.                                6.56%                  4/23/2008              55,000         56,146
Federal National Mortgage Assn.                                6.57%                  8/22/2007              36,250         39,294
Federal National Mortgage Assn.                                6.58%                  8/20/2007              36,900         40,023
Federal National Mortgage Assn.                                6.59%                  5/16/2002               1,500          1,572
Federal National Mortgage Assn.                                7.40%                   7/1/2004               1,400          1,544
Federal National Mortgage Assn.                                7.50%                  2/11/2002               2,500          2,676
Federal National Mortgage Assn.                                7.55%        4/22/2002-6/10/2004              11,900         12,214
Federal National Mortgage Assn.                               7.875%                  2/24/2005               2,950          3,353
Federal National Mortgage Assn.                                8.25%                 12/18/2000                 100            106
Federal National Mortgage Assn.                                8.35%                 11/10/1999                 270            278
Federal National Mortgage Assn.                                8.45%                  7/12/1999                 110            112
Federal National Mortgage Assn.                                8.70%                  6/10/1999                 110            112
Federal National Mortgage Assn.                                9.55%                  3/10/1999                 225            227
Government Trust Certificate                                  9.625%                  5/15/2002                 283            299
Private Export Funding Corp.                                   8.40%                  7/31/2001                 225            243
Resolution Funding Corp.                                      8.125%                 10/15/2019                 550            716
Resolution Funding Corp.                                      8.625%                  1/15/2030                 110            159
Resolution Funding Corp.                                      8.875%                  7/15/2020                 280            392
Small Business Administration Variable Rate
  Interest Only Custodial Receipts                            2.719%                  6/25/2000              12,684            507
Tennessee Valley Authority                                    8.375%                  10/1/1999                 610            626
                                                                                                                        -----------
                                                                                                                           626,768
                                                                                                                        -----------
MORTGAGE-BACKED SECURITIES (32.7%)
Federal Home Loan Mortgage Corp.                               5.50%          6/1/1999-1/1/2025  (1)         21,514         21,269
Federal Home Loan Mortgage Corp.                               6.00%         4/1/1999-12/1/2028  (1)        235,309        234,590

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                                  COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                               6.50%         3/1/2000-12/1/2028  (1)       $549,189     $  554,354
Federal Home Loan Mortgage Corp.                               7.00%         7/1/1999-12/1/2028  (1)        477,968        487,724
Federal Home Loan Mortgage Corp.                               7.50%          8/1/1999-6/1/2028  (1)        280,922        288,715
Federal Home Loan Mortgage Corp.                               8.00%          5/1/2002-3/1/2028  (1)        147,329        152,402
Federal Home Loan Mortgage Corp.                               8.50%          9/1/2001-1/1/2028  (1)         38,262         40,083
Federal Home Loan Mortgage Corp.                               9.00%         8/1/2001-11/1/2027  (1)         11,909         12,596
Federal Home Loan Mortgage Corp.                               9.50%          4/1/2016-6/1/2025  (1)          6,863          7,342
Federal Home Loan Mortgage Corp.                              10.00%          7/1/2000-4/1/2025  (1)          1,263          1,373
Federal Home Loan Mortgage Corp.                              10.50%         9/1/2000-12/1/2015  (1)            245            255
Federal Home Loan Mortgage Corp.                              11.25%                   8/1/2014  (1)             20             22
Federal Housing Administration Project                         7.43%                  10/1/2020  (1)            504            539
Federal National Mortgage Assn.                                5.50%          1/1/2001-6/1/2009  (1)          1,711          1,703
Federal National Mortgage Assn.                                6.00%         10/1/2000-9/1/2028  (1)         84,116         83,768
Federal National Mortgage Assn.                                6.50%         2/1/2000-10/1/2028  (1)        237,644        239,453
Federal National Mortgage Assn.                                7.00%          9/1/1999-9/1/2028  (1)        172,833        176,343
Federal National Mortgage Assn.                                7.50%          1/1/2000-8/1/2027  (1)         84,396         86,697
Federal National Mortgage Assn.                                7.75%                  10/1/2002  (1)            241            244
Federal National Mortgage Assn.                                8.00%          8/1/1999-9/1/2027  (1)         50,040         51,805
Federal National Mortgage Assn.                                8.50%          4/1/2006-7/1/2027  (1)         18,478         19,378
Federal National Mortgage Assn.                                9.00%          9/1/2003-1/1/2027  (1)          8,834          9,351
Federal National Mortgage Assn.                                9.50%         10/1/2001-2/1/2025  (1)          4,518          4,830
Federal National Mortgage Assn.                               10.00%          8/1/2005-6/1/2022  (1)          1,946          2,094
Federal National Mortgage Assn.                               10.50%         11/1/2000-8/1/2020  (1)            508            555
Government National Mortgage Assn.                             6.00%        3/1/2009-12/15/2028  (1)         31,025         30,863
Government National Mortgage Assn.                             6.50%       9/15/2008-12/15/2028  (1)        165,829        167,578
Government National Mortgage Assn.                             7.00%       6/15/2008-12/15/2028  (1)        246,106        251,736
Government National Mortgage Assn.                             7.50%        2/15/2007-3/15/2028  (1)        177,245        182,822
Government National Mortgage Assn.                             8.00%       11/15/2001-9/15/2029  (1)        149,291        155,283
Government National Mortgage Assn.                             8.50%        5/15/2010-1/15/2028  (1)         37,170         39,506
Government National Mortgage Assn.                             9.00%        8/15/2001-6/15/2027  (1)         25,219         26,972
Government National Mortgage Assn.                             9.50%         1/1/2004-9/15/2025  (1)         14,527         15,710
Government National Mortgage Assn.                            10.00%        3/15/2000-8/15/2025  (1)          3,535          3,877
Government National Mortgage Assn.                            10.50%       11/15/2010-1/15/2021  (1)          2,350          2,614
Government National Mortgage Assn.                            11.50%       3/15/2010-11/15/2017  (1)            299            341
Resolution Trust Corp. Collateralized Mortgage Obligations     7.45%                  8/25/2022  (1)            543            537
Resolution Trust Corp. Collateralized Mortgage Obligations    10.35%                  8/25/2021  (1)            783            790
                                                                                                                        -----------
                                                                                                                         3,356,114
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $5,964,687)                                                                                                     6,187,234
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (35.4%)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.5%)
AT&T Universal Card Master Trust Series                        5.95%                 10/17/2002  (1)         14,120         14,291
Advanta Credit Card Master Trust                               6.05%                   8/1/2003  (1)          8,750          8,873
American Express Credit Card Master Trust                      6.40%                  4/15/2005  (1)         17,000         17,744
American Express Credit Card Master Trust                      6.80%                 12/15/2003  (1)         25,854         26,739
American Express Credit Europe                                5.375%                  7/15/2001  (1)         16,250         16,270
American Express Credit Account Master Trust                   7.60%                  8/15/2002  (1)          2,000          2,115
California Infrastructure & Econ Dev Bank SP Trust PG&E        6.16%                 12/14/2000  (1)          7,875          8,011
California Infrastructure & Econ Dev Bank SP Trust PG&E        6.42%                  3/25/2005  (1)         11,325         11,951
Chase Manhattan Credit Card Master Trust                       6.30%                  4/15/2003  (1)         31,500         31,973
Chemical Master Credit Card Trust I                            5.55%                  9/15/2003  (1)          5,450          5,473
Discover Card Master Trust                                     5.40%                 11/16/2001  (1)         11,438         11,449
Discover Card Master Trust I Series                            5.75%                  4/15/2001  (1)         13,500         13,621
First Bank Corp. Card Master Trust                             6.40%                  2/15/2003  (1)          5,030          5,200
First USA Credit Card Master Trust                             6.42%                  3/17/2005  (1)          9,450          9,796
Ford Credit Auto Owner Trust                                   5.90%                  6/15/2002  (1)         71,000         72,103
Ford Credit Auto Loan Master Trust                             6.50%                  8/15/2002  (1)         20,750         21,092
Household Affinity Credit Card Master Trust                    5.60%                  5/15/2002  (1)          3,195          3,215
MBNA Master Credit Card Trust                                  5.40%                  9/15/2000  (1)          1,250          1,248
MBNA Master Credit Card Trust                                  6.05%                 11/15/2002  (1)         21,375         21,616
MBNA Master Credit Card Trust                                  6.60%                  1/15/2003  (1)          8,500          8,679
MBNA Master Credit Card Trust                                  6.60%                 11/15/2004  (1)         16,065         16,759

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
                                                              COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
NationsBank Credit Card Master Trust                           6.45%                  4/15/2003  (1)       $  6,678     $    6,803
Premier Auto Trust                                             5.69%                   6/8/2002  (1)         38,300         38,628
Sears Credit Card Master Trust                                 5.80%                  8/15/2005  (1)         38,000         38,451
Sears Credit Card Master Trust                                 6.05%                  1/16/2008  (1)         19,500         20,011
Sears Credit Card Master Trust                                 6.25%                  1/15/2003  (1)          3,483          3,487
Sears Credit Card Master Trust                                 7.00%                  1/15/2004  (1)          2,500          2,540
Sears Credit Account Master Trust                              8.10%                  6/15/2004  (1)          2,350          2,421
Standard Credit Card Master Trust                              6.55%                  10/7/2007  (1)          2,850          3,028
Standard Credit Card Master Trust                              6.80%                   4/7/2001  (1)         15,850         15,917
Standard Credit Card Master Trust                              7.85%                   2/7/2002  (1)         43,261         44,442
Standard Credit Card Master Trust                              8.25%                  11/7/2003  (1)          1,020          1,100
Toyota Auto Lease Trust                                        5.35%                  7/25/2002  (1)         54,475         54,443
Toyota Auto Lease Trust                                        6.35%                  3/25/1999  (1)          7,250          7,358
                                                                                                                        -----------
                                                                                                                           566,847
                                                                                                                        -----------
FINANCE (16.8%)
American Express Credit Corp.                                  6.50%                   8/1/2000               2,200          2,231
American Express Credit Corp.                                  8.50%                  6/15/1999               2,325          2,359
American General Finance Corp.                                 5.84%                  1/29/2001               1,500          1,514
American General Finance Corp.                                5.875%                   7/1/2000               3,770          3,784
American General Finance Corp.                                 6.20%                  3/15/2003               3,100          3,129
American General Finance Corp.                                 7.45%                   7/1/2002               1,575          1,655
American General Finance Corp.                                 8.00%                  2/15/2000              12,100         12,400
Associates Corp.                                               5.85%                  1/15/2001               1,550          1,563
Associates Corp.                                               6.00%                  6/15/2000               6,500          6,550
Associates Corp.                                               6.25%                  3/15/1999               7,500          7,513
Associates Corp.                                              6.375%                  8/15/2000              43,500         44,136
Associates Corp.                                               6.44%                  1/15/2004               1,625          1,677
Associates Corp.                                               6.50%                  8/15/2002               3,000          3,098
Associates Corp.                                               6.50%                 10/15/2002              11,975         12,383
Associates Corp.                                              6.625%                  5/15/2001               3,300          3,385
Associates Corp.                                              6.625%                  6/15/2005               1,000          1,039
Associates Corp.                                               6.68%                  9/17/1999               5,600          5,649
Associates Corp.                                               7.50%                  5/15/1999               3,700          3,727
Associates Corp.                                               7.50%                  4/15/2002               5,800          6,148
Associates Corp.                                              7.875%                  9/30/2001               1,105          1,171
Associates Corp.                                              9.125%                   4/1/2000               1,000          1,043
Avalon Properties Inc.                                        6.875%                 12/15/2007               9,550          9,310
Bank of New York                                              7.875%                 11/15/2002               1,500          1,617
Bank of New York Capital I                                     7.97%                 12/31/2026               3,225          3,590
Banc One Corp.                                                 6.25%                   9/1/2000              16,000         16,228
Banc One Corp.                                                 6.25%                  10/1/2001              21,500         21,949
Bank America Capital II                                        8.00%                 12/15/2026               3,400          3,797
BankAmerica Corp.                                              7.50%                 10/15/2002                 400            425
BankAmerica Corp.                                             7.625%                  6/15/2004               1,050          1,138
BankAmerica Corp.                                              7.75%                  7/15/2002               3,000          3,201
BankAmerica Corp.                                             7.875%                  12/1/2002               2,000          2,158
BankAmerica Corp.                                              8.50%                  1/15/2007               5,000          5,677
BankAmerica Corp.                                             9.625%                  2/13/2001               1,100          1,191
BankAmerica Corp.                                             10.00%                   2/1/2003               4,900          5,658
Bear, Stearns & Co., Inc.                                      6.50%                  6/15/2000               4,225          4,260
Bear, Stearns & Co., Inc.                                     6.625%                  1/15/2004               3,150          3,208
Bear, Stearns & Co., Inc.                                      6.75%                  8/15/2000               3,200          3,243
Bear, Stearns & Co., Inc.                                      6.75%                 12/15/2007               3,635          3,730
Beneficial Corp.                                               6.35%                  12/3/2001               1,500          1,531
BT Capital Trust B                                             7.90%                  1/15/2027               1,100          1,153
CIGNA Corp.                                                   7.875%                  5/15/2027              13,875         15,018
CIGNA Corp.                                                    8.30%                  1/15/2023                 835            952
CIT Group Holdings                                            6.625%                  6/15/2005               7,900          8,207
CIT Group Inc.                                                 5.35%                 12/15/2000              25,000         24,924
CNA Financial Corp.                                            6.45%                  1/15/2008               4,700          4,618
CNA Financial Corp                                             6.50%                  4/15/2005              25,175         25,066
Camden Property Trust                                          7.00%                 11/15/2006               4,250          4,014
Chase Capital I                                                7.67%                  12/1/2026               3,100          3,317

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                                  COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Corp.                                      6.00%                  11/1/2005            $ 15,250      $  15,362
The Chase Manhattan Corp.                                     6.375%                  2/15/2008               5,050          5,213
The Chase Manhattan Corp.                                     8.125%                  6/15/2002               1,410          1,517
The Chase Manhattan Corp.                                      8.50%                  2/15/2002              10,000         10,798
The Chase Manhattan Corp.                                     10.00%                  6/15/1999               1,850          1,887
The Chase Manhattan Corp.                                    10.375%                  3/15/1999               3,000          3,028
Chemical Bank                                                  9.75%                  6/15/1999              18,243         18,572
Chemical Banking Corp.                                         7.25%                  9/15/2002               2,565          2,706
Chrysler Financial Corp.                                       5.25%                 10/19/2000              68,500         68,399
Chrysler Financial Corp.                                       6.28%                  6/21/1999               5,480          5,507
Chrysler Financial Corp.                                       6.28%                  6/23/1999               5,000          5,025
Chrysler Financial Corp.                                       6.35%                  6/22/1999              19,970         20,074
Chrysler Financial Co. LLC                                    5.625%                  1/15/1999               2,725          2,725
Chrysler Financial Co. LLC                                    5.875%                   2/7/2001               3,500          3,538
Chrysler Financial Co. LLC                                    6.375%                  1/28/2000               7,195          7,270
Chrysler Financial Co. LLC                                    6.625%                  8/15/2000               3,050          3,109
Citicorp                                                      8.625%                  12/1/2002               2,000          2,195
Citicorp                                                       9.50%                   2/1/2002               1,000          1,105
Citicorp                                                       9.75%                   8/1/1999               4,000          4,098
Comdisco Inc.                                                  6.32%                 11/27/2000              21,500         21,555
Comerica, Inc.                                                7.125%                  12/1/2013               5,000          5,230
Commercial Credit Corp.                                        5.90%                   9/1/2003                 550            555
Commercial Credit Corp.                                       6.625%                 11/15/2006               2,000          2,088
CoreStates Capital Corp.                                      6.625%                  3/15/2005               6,900          7,187
CoreStates Capital Corp.                                      9.375%                  4/15/2003               1,250          1,420
Countrywide Funding                                            8.25%                  7/15/2002               3,750          3,975
Coutrywide Home Loan                                           6.45%                  2/27/2003               1,000          1,002
Dean Witter, Discover & Co.                                    6.25%                  3/15/2000               3,000          3,024
Dean Witter, Discover & Co.                                    6.75%                 10/15/2013                 800            829
Dean Witter, Discover & Co.                                    6.75%                  8/15/2000               4,000          4,075
Dean Witter, Discover & Co.                                   6.875%                   3/1/2003               2,300          2,386
Donaldson, Lufkin & Jenrette Securities Inc.                   6.00%                  12/1/2001              25,250         25,297
Donaldson, Lufkin & Jenrette Securities Inc.                   6.50%                   6/1/2008              20,000         20,122
Equity Residential Properties                                  6.55%                 11/15/2001              16,750         16,516
Equitable Companies Inc.                                       7.00%                   4/1/2028               4,310          4,452
Fifth Third Bancorp                                            6.75%                  7/15/2005               5,000          5,271
Finova Capital Corp.                                          5.875%                 10/15/2001              22,500         22,448
First Bank System Inc.                                         7.55%                  6/15/2004              10,000         10,829
First Bank System Inc.                                        7.625%                   5/1/2005               5,000          5,481
First Chicago Corp.                                            6.25%                  7/21/2000               6,500          6,584
First Chicago Corp.                                           6.375%                  1/30/2009               5,000          5,193
First Chicago Corp.                                           6.875%                  6/15/2003               5,000          5,218
First Chicago Corp.                                           7.625%                  1/15/2003               2,400          2,557
First Chicago Corp.                                            8.25%                  6/15/2002               5,000          5,414
First Chicago Corp.                                            9.25%                 11/15/2001               1,225          1,348
First Chicago Corp.                                           10.25%                   5/1/2001               2,750          3,037
First Fidelity Bancorp                                        9.625%                  8/15/1999                 700            717
First Interstate Bancorp                                      8.625%                   4/1/1999               8,295          8,360
First Interstate Bancorp                                     10.875%                  4/15/2001               2,750          3,069
First Union Corp.                                              8.00%                 11/15/2002                 100            108
First Union Corp.                                             8.125%                  6/24/2002               2,900          3,130
Fleet Capital Trust II                                         7.92%                 12/11/2026               3,790          4,170
Fleet Financial Group, Inc.                                    7.25%                   9/1/1999               1,000          1,012
Fleet Financial Group, Inc.                                   6.875%                   3/1/2003                 500            519
Fleet Financial Group, Inc.                                   7.125%                  4/15/2006               5,700          6,149
Fleet/Norstar Group                                           8.125%                   7/1/2004               4,600          5,084
Fleet Credit Card                                              6.82%                   4/9/2001               5,000          5,151
Fleet Mortgage Group                                           6.50%                  6/15/2000              16,045         16,290
Ford Motor Credit Co.                                         5.125%                 10/15/2001              69,150         68,813
Ford Motor Credit Co.                                          6.55%                  9/10/2002               1,740          1,795
Ford Motor Credit Co.                                          6.75%                  5/15/2005               1,385          1,463
Ford Motor Credit Co.                                          6.85%                  8/15/2000              17,105         17,492
Ford Motor Credit Co.                                          7.25%                  5/15/1999                 500            504

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
                                                              COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.                                          7.50%                  1/15/2003            $  1,000       $  1,066
Ford Motor Credit Co.                                          7.75%                  3/15/2005               1,000          1,104
Ford Motor Credit Co.                                          8.00%                  6/15/2002               2,850          3,064
Ford Motor Credit Co.                                         8.375%                  1/15/2000               2,655          2,734
Ford Motor Credit Co.                                          9.00%                  9/15/2001               5,000          5,442
General Electric Capital Corp.                                 5.59%                  4/10/2000               6,000          6,028
General Electric Capital Corp.                                 5.77%                  8/27/2001               9,700          9,832
General Electric Capital Corp.                                 5.89%                  5/11/2001              10,000         10,152
General Electric Capital Corp.                                 5.89%                  5/15/2000               5,000          5,046
General Electric Capital Corp.                                 6.90%                  9/15/2015               9,000          9,907
General Electric Capital Corp.                                 8.30%                  9/20/2009                 275            335
General Motors Acceptance Corp.                                5.85%                   4/6/2000              34,200         34,361
General Motors Acceptance Corp.                               6.625%                  10/1/2002               5,150          5,331
General Motors Acceptance Corp.                               6.625%                  1/10/2002              22,100         22,759
General Motors Acceptance Corp.                               6.875%                  7/15/2001               1,500          1,551
General Motors Acceptance Corp.                                7.00%                   3/1/2000               3,300          3,356
General Motors Acceptance Corp.                               7.125%                   6/1/1999               2,950          2,971
General Motors Acceptance Corp.                               7.125%                   5/1/2001              10,975         11,371
General Motors Acceptance Corp.                               7.125%                   5/1/2003               1,300          1,371
General Motors Acceptance Corp.                                8.00%                  10/1/1999               3,000          3,057
General Motors Acceptance Corp.                                8.40%                 10/15/1999               4,190          4,284
General Motors Acceptance Corp.                                8.50%                   1/1/2003               6,200          6,815
General Motors Acceptance Corp.                               8.625%                  6/15/1999               4,250          4,311
General Motors Acceptance Corp.                                9.00%                 10/15/2002              10,650         11,879
General Motors Acceptance Corp.                               9.375%                   4/1/2000               3,515          3,677
General Motors Acceptance Corp.                               9.625%                 12/15/2001               5,895          6,551
Great Western Finance                                         6.375%                   7/1/2000              16,100         16,272
HRPT Properties Trust                                          6.75%                 12/18/2002              16,250         15,921
Household Finance Corp.                                        6.45%                  3/15/2001                 700            712
Household Finance Corp.                                        6.45%                   2/1/2009               2,430          2,509
Household Finance Corp.                                        6.70%                  6/15/2002               1,500          1,543
Household Finance Corp.                                        7.25%                  7/15/2003               1,000          1,054
Household Finance Corp.                                        7.65%                  5/15/2007               3,250          3,607
Household Finance Corp.                                        7.75%                   6/1/1999               1,000          1,009
International Lease Finance Corp.                              6.20%                   5/1/2000               4,000          4,030
International Lease Finance Corp.                              6.30%                  11/1/1999               2,400          2,423
International Lease Finance Corp.                             6.375%                   8/1/2001               7,500          7,636
International Lease Finance Corp.                              6.50%                   7/1/2001               2,050          2,092
International Lease Finance Corp.                             6.625%                   6/1/2000              10,000         10,140
JDN Realty Corp.                                               6.80%                   8/1/2004              10,500         10,053
Lehman Brothers Holdings Inc.                                  6.15%                  3/15/2000              18,500         18,447
Lehman Brothers Holdings Inc.                                 6.625%                 11/15/2000               7,861          7,893
Lehman Brothers Holdings Inc.                                  6.90%                  1/29/2001              10,800         10,899
Lehman Brothers Holdings Inc.                                  7.20%                  8/15/2009              16,720         17,331
Lehman Brothers Holdings Inc.                                 7.625%                   6/1/2006                 850            902
Lehman Brothers Holdings Inc.                                 8.375%                  2/15/1999               5,400          5,411
Liberty Financial Cos., Inc.                                   6.75%                 11/15/2008              11,000         11,348
Mellon Bank Corp.                                              6.50%                   8/1/2005               5,300          5,494
Mellon Bank Corp.                                              6.75%                   6/1/2003               2,775          2,887
Mellon Bank Corp.                                             7.375%                  5/15/2007               3,500          3,870
Mellon Bank Senior Holding Co.                                 5.75%                 11/15/2003               4,400          4,420
Mellon Capital II                                             7.995%                  1/15/2027               3,150          3,516
Mellon Financial Corp.                                        7.625%                 11/15/1999                 850            867
Mellon Financial Corp.                                         9.75%                  6/15/2001               6,647          7,292
Merrill Lynch & Co., Inc.                                      5.87%                 11/15/2001              21,750         21,961
Merrill Lynch & Co., Inc.                                      6.00%                  1/15/2001               1,000          1,011
Merrill Lynch & Co., Inc.                                      6.07%                 10/15/2001              44,700         45,385
Merrill Lynch & Co., Inc.                                      6.38%                  7/18/2000               1,000          1,013
Merrill Lynch & Co., Inc.                                      6.50%                   4/1/2001              18,500         18,890
Merrill Lynch & Co., Inc.                                      6.64%                  9/19/2002               2,995          3,084
Merrill Lynch & Co., Inc.                                     6.875%                 11/15/2018               3,750          3,867
Merrill Lynch & Co., Inc.                                      7.00%                  3/15/2006                 300            319
Merrill Lynch & Co., Inc.                                      8.00%                   2/1/2002               2,600          2,765

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                                  COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                      8.30%                  11/1/2002            $  2,735      $   2,982
Morgan Stanley, Dean Witter, Discover & Co.                    5.89%                  3/20/2000              40,900         41,057
Morgan Stanley, Dean Witter, Discover & Co.                   6.375%                   8/1/2002               7,000          7,143
Morgan Stanley, Dean Witter, Discover & Co.                   6.875%                   3/1/2007               7,300          7,701
Morgan Stanley, Dean Witter, Discover & Co.                    7.00%                  10/1/2013                 700            742
NCNB Corp.                                                     9.50%                   6/1/2004               1,725          2,026
NAC Re Corp.                                                   7.15%                 11/15/2005               1,500          1,560
NB Capital Trust II                                            7.83%                 12/15/2026               5,000          5,447
National City Corp.                                            7.20%                  5/15/2005              10,000         10,689
NationsBank Corp.                                              5.75%                  3/15/2001                 500            503
Nationsbank Corp.                                             6.375%                  2/15/2008               1,500          1,559
NationsBank Corp.                                              6.50%                  3/15/2006               5,600          5,833
NationsBank Corp.                                             6.875%                  2/15/2005                 580            609
NationsBank Corp.                                              7.00%                  9/15/2001               1,800          1,870
NationsBank Corp.                                              7.25%                 10/15/2025               1,625          1,759
NationsBank Corp.                                              7.50%                  9/15/2006               1,000          1,105
NationsBank Corp.                                              7.75%                  8/15/2004               5,000          5,460
NationsBank Texas                                              6.75%                  8/15/2000               9,800         10,007
Norwest Corp.                                                  5.75%                   2/1/2003               4,000          4,010
Norwest Corp.                                                 6.125%                 10/15/2000               2,000          2,026
Norwest Corp.                                                  6.65%                 10/15/2023                  40             41
Norwest Corp.                                                  6.80%                  5/15/2002               5,000          5,186
Norwest Corp.                                                 7.125%                   4/1/2000                 500            510
Norwest Financial, Inc.                                        6.25%                  11/1/2002               1,000          1,024
Norwest Financial, Inc.                                       7.875%                  2/15/2002               1,000          1,067
Orion Capital Corp.                                            7.25%                  7/15/2005               9,200          9,228
Orion Capital Corp.                                           9.125%                   9/1/2002               5,421          5,789
PaineWebber Group, Inc.                                        6.50%                  11/1/2005                 500            500
PaineWebber Group, Inc.                                        7.00%                   3/1/2000               5,350          5,402
PaineWebber Group, Inc.                                       7.875%                  2/15/2003               2,250          2,361
Pitney Bowes Credit Corp.                                      9.25%                  6/15/2008               2,000          2,511
Realty Income Corp.                                            7.75%                   5/6/2007               3,000          2,926
Republic New York Corp.                                        7.75%                  5/15/2002               3,000          3,179
Republic New York Corp.                                        7.75%                  5/15/2009               4,300          4,870
Republic New York Corp.                                        9.70%                   2/1/2009               5,000          6,378
Salomon, Inc.                                                  6.50%                   3/1/2000              18,200         18,409
Salomon, Inc.                                                  6.65%                  7/15/2001               7,050          7,221
Salomon, Inc.                                                  6.70%                   7/5/2000               2,000          2,032
Salomon, Inc.                                                  7.20%                   2/1/2004               1,000          1,054
Salomon Smith Barney Holdings Inc.                             5.50%                  1/15/1999               5,000          5,000
Salomon Smith Barney Holdings Inc.                            5.875%                   2/1/2001              13,200         13,280
Salomon Smith Barney Holdings Inc.                             6.50%                 10/15/2002                 300            307
Salomon Smith Barney Holdings Inc.                            6.625%                   6/1/2000              10,000         10,138
Salomon Smith Barney Holdings Inc.                             7.00%                  5/15/2000               6,000          6,102
Salomon Smith Barney Holdings Inc.                            7.375%                  5/15/2007               2,000          2,156
Salomon Smith Barney Holdings Inc.                             7.98%                   3/1/2000               2,000          2,050
Sears, Roebuck & Co. Acceptance Corp.                         6.125%                  1/15/2006               5,500          5,536
Sears, Roebuck & Co. Acceptance Corp.                          6.25%                  1/15/2004               2,700          2,764
Sears, Roebuck & Co. Acceptance Corp.                          6.50%                  6/15/2000              18,185         18,425
Sears, Roebuck & Co. Acceptance Corp.                          6.63%                   7/9/2002               1,600          1,645
Sears, Roebuck & Co. Acceptance Corp.                          7.19%                  6/18/2001                 800            829
Sears, Roebuck & Co. Acceptance Corp.                         9.375%                  11/1/2011               1,845          2,346
Security Capital Pacific Trust                                 8.05%                   4/1/2017               4,300          4,223
Shurgard Storage Centers, Inc.                                 7.50%                  4/25/2004               3,000          2,976
Simon DeBartolo Group, Inc.                                    6.75%                  7/15/2004              10,000          9,818
Spieker Properties Inc.                                        7.50%                  10/1/2027                 700            640
Summit Bancorp                                                8.625%                 12/10/2002               5,000          5,446
Summit Properties Inc.                                         6.80%                  8/15/2002               3,500          3,409
Summit Properties Inc.                                         6.95%                  8/15/2004              17,500         16,907
Summit Properties Inc.                                         7.20%                  8/15/2007               1,000            965
Suntrust Capital                                               7.90%                  6/15/2027               2,085          2,290
SunTrust Banks, Inc.                                           6.00%                  2/15/2026               5,000          5,087
SunTrust Banks, Inc.                                          7.375%                   7/1/2002               5,000          5,282

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
                                                              COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                          7.375%                   7/1/2006            $  3,500     $    3,855
Susa Partnership LP                                            7.00%                  12/1/2007               1,050          1,015
Susa Partnership LP                                            7.50%                  12/1/2027               5,025          4,516
Toyota Motor Credit Corp.                                      5.50%                  9/17/2001              45,750         45,954
Toyota Motor Credit Corp.                                     5.625%                 11/13/2003               3,750          3,724
Travelers Property Casualty Corp.                              6.75%                  4/15/2001              14,000         14,314
Travelers Property Casualty Corp.                              7.75%                  4/15/2026               1,000          1,118
USF&G Corp.                                                   7.125%                   6/1/2005                 600            637
U.S. Bancorp                                                   8.27%                 12/15/2026               3,250          3,714
U.S. Bank N.A. Minnesota                                       5.70%                 12/15/2008               7,000          6,957
United Dominion Realty Trust, Inc.                             7.25%                  1/15/2007               3,500          3,305
U.S. Leasing International                                    6.625%                  5/15/2003                 195            200
Wachovia Corp.                                                5.625%                  1/15/2009               8,000          7,948
Wachovia Corp.                                                6.375%                  4/15/2003                 110            113
Wachovia Corp.                                                 6.80%                   6/1/2005              10,000         10,588
Wachovia Corp.                                                 7.00%                 12/15/1999                 600            609
Wells Fargo & Co.                                             6.125%                  11/1/2003               5,000          5,100
Wells Fargo & Co.                                              6.25%                  4/15/2008                 915            947
Wells Fargo & Co.                                             6.875%                   4/1/2006               6,400          6,816
Wells Fargo Capital I                                          7.96%                 12/15/2026               3,600          4,002
                                                                                                                        -----------
                                                                                                                         1,727,438
                                                                                                                        -----------
INDUSTRIAL (8.9%)
American Stores Co.                                            8.00%                   6/1/2026              10,500         12,366
Anheuser-Busch Cos., Inc.                                      6.75%                 12/15/2027               1,600          1,736
Anheuser-Busch Cos., Inc.                                      7.10%                  6/15/2007               5,050          5,532
Anheuser-Busch Cos., Inc.                                     7.125%                   7/1/2017               3,850          4,111
Anheuser-Busch Cos., Inc.                                     7.375%                   7/1/2023                 800            876
Applied Materials, Inc.                                        8.00%                   9/1/2004               1,625          1,762
Archer-Daniels-Midland Co.                                     6.25%                  5/15/2003               1,000          1,030
Archer-Daniels-Midland Co.                                    8.875%                  4/15/2011               3,745          4,753
Auburn Hills                                                  12.00%                   5/1/2020                 770          1,302
BP America, Inc.                                              9.375%                  11/1/2000               1,500          1,605
C.R. Bard, Inc.                                                6.70%                  12/1/2026              13,650         14,582
Baxter International, Inc.                                     9.25%                 12/15/1999                 100            103
Bayer Corp.                                                    6.65%                  2/15/2028               1,300          1,344
Black & Decker Corp.                                          6.625%                 11/15/2000              12,000         12,152
Black & Decker Corp.                                           7.50%                   4/1/2003              22,800         23,894
The Boeing Co.                                                6.625%                  2/15/2038              11,000         11,054
The Boeing Co.                                                 8.75%                  8/15/2021               1,800          2,291
Burlington Northern Santa Fe Corp.                            6.375%                 12/15/2005               6,750          6,990
Burlington Northern Santa Fe Corp.                            6.875%                  2/15/2016               2,900          3,045
Burlington Northern Santa Fe Corp.                             7.00%                 12/15/2025               7,205          7,670
Burlington Northern Santa Fe Corp.                             7.25%                   8/1/2097               4,450          4,751
Burlington Northern Santa Fe Corp.                             9.25%                  10/1/2006                 750            906
CSX Corp.                                                      6.80%                  12/1/2028               3,000          3,023
CSX Corp.                                                     8.625%                  5/15/2022                 875          1,065
CSX Corp.                                                      9.00%                  8/15/2006                 700            826
Canadian National Railway Co.                                  6.80%                  7/15/2018              13,750         13,989
Canadian National Railway Co.                                  6.90%                  7/15/2028               4,000          4,108
Caterpillar, Inc.                                             7.375%                   3/1/2097               8,900          9,665
Caterpillar, Inc.                                              9.00%                  4/15/2006               1,600          1,905
Chrysler Corp.                                                 7.45%                   2/1/2097               4,375          4,983
Comcast Cablevision                                           8.125%                   5/1/2004               7,850          8,663
Comcast Cablevision                                           8.375%                   5/1/2007               5,000          5,782
Comcast Cablevision                                           8.875%                   5/1/2017               3,300          4,115
Conrail Corp.                                                  9.75%                  6/15/2020               1,680          2,226
Continental Airlines P/T Trust                                6.331%                 10/15/2004  (1)          4,075          4,072
Continental Airlines P/T Trust                                 6.41%                 10/15/2008  (1)            875            892
Continental Airlines, Inc (Equipment Trust Certificates)      6.648%                  3/15/2019              10,910         11,296
Cyprus AMAX Minerals Co.                                      7.375%                  5/15/2007               6,000          6,060
Dayton Hudson Corp.                                            6.65%                   8/1/2028               5,600          5,740
Dayton Hudson Corp.                                            6.75%                   1/1/2028               1,000          1,038
Dayton Hudson Corp.                                            9.75%                   7/1/2002               1,000          1,127

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                                  COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Deere & Co.                                                    8.50%                   1/9/2022            $    985     $    1,220
Delta Airlines, Inc. (Equipment Trust Certificates)            8.54%                   1/2/2007               3,777          4,125
Dillard's Inc.                                                 5.79%                 11/15/2001              26,000         25,994
Dillard's Inc.                                                6.625%                 11/15/2008               7,000          7,184
Dillard's Inc.                                                 7.75%                  5/15/2027               1,000          1,093
Dillard's Inc.                                                 7.85%                  10/1/2012               2,700          2,985
The Walt Disney Co.                                            7.55%                  7/15/2093               2,597          3,044
Dow Chemical Co.                                               8.50%                   6/8/2010               2,500          2,918
Eastman Chemical Co.                                          6.375%                  1/15/2004               6,925          6,903
Eastman Chemical Co.                                           7.25%                  1/15/2024               3,700          3,641
Eastman Chemical Co.                                           7.60%                   2/1/2027               2,988          3,026
Federated Department Stores, Inc.                              7.00%                  2/15/2028               1,060          1,095
Federated Department Stores, Inc.                              7.45%                  7/15/2017              11,125         12,078
Federated Department Stores, Inc.                             8.125%                 10/15/2002               5,000          5,356
First Data Corp.                                               5.80%                 12/15/2008              14,500         14,325
First Data Corp.                                              6.375%                 12/15/2007               1,000          1,032
First Data Corp.                                              6.625%                   4/1/2003               5,135          5,313
Ford Capital BV                                                9.50%                   7/1/2001               1,925          2,102
Ford Capital BV                                                9.50%                   6/1/2010                 825          1,052
Ford Capital BV                                               9.875%                  5/15/2002               2,250          2,531
Ford Holdings                                                  9.25%                   3/1/2000               5,900          6,133
Ford Motor Corp.                                               7.50%                 11/15/1999               2,000          2,035
Ford Motor Corp.                                               9.98%                  2/15/2032                 835          1,240
Fortune Brands                                                7.875%                  1/15/2023               1,900          2,284
Gannett Co.                                                    5.85%                   5/1/2000               1,000          1,006
General Motors Corp.                                           7.00%                  6/15/2003               2,000          2,113
General Motors Corp.                                          9.125%                  7/15/2001               7,900          8,565
H.J. Heinz Co.                                                6.875%                  1/15/2003                 100            106
Hertz Corp.                                                    6.00%                   2/1/2001              15,000         15,082
Illinois Central Railroad Co.                                  6.75%                  5/15/2003               8,345          8,679
International Business Machines Corp.                         6.375%                  6/15/2000                 500            508
International Business Machines Corp.                          6.45%                   8/1/2007               1,000          1,074
International Business Machines Corp.                          6.50%                  1/15/2028                 650            687
International Business Machines Corp.                         7.125%                  12/1/2096              11,325         12,625
International Paper Co.                                       7.875%                   8/1/2006               2,265          2,464
Kroger Co.                                                    6.375%                   3/1/2008               6,725          6,824
Kroger Co.                                                     7.65%                  4/15/2007               7,550          8,269
Kroger Co.                                                     8.15%                  7/15/2006               2,700          3,006
Lafarge Corp.                                                 6.375%                  7/15/2005               2,000          2,047
Lockheed Martin Corp.                                          6.85%                  5/15/2001               8,500          8,759
Lockheed Martin Corp.                                          7.65%                   5/1/2016               5,000          5,570
May Department Stores Co.                                      9.75%                  2/15/2021               1,680          2,318
May Department Stores Co.                                     9.875%                  12/1/2002               1,775          2,035
McDonald's Corp.                                               6.75%                  2/15/2003                 945            961
Mobil Corp.                                                   7.625%                  2/23/2033                 920            981
Monsanto Co.                                                  5.375%                  12/1/2001              25,500         25,464
Monsanto Co.                                                   5.75%                  12/1/2005              17,000         16,956
Monsanto Co.                                                   6.60%                  12/1/2028               4,000          4,021
News America Holdings Inc.                                     8.00%                 10/17/2016               9,250         10,262
News America Holdings Inc.                                     8.50%                  2/15/2005               2,600          2,901
Norfolk Southern Corp.                                        6.875%                   5/1/2001              23,475         24,245
Norfolk Southern Corp.                                         7.70%                  5/15/2017               3,450          3,914
Norfolk Southern Corp.                                         7.80%                  5/15/2027               4,375          5,082
Norfolk Southern Corp.                                         7.90%                  5/15/2097               1,750          2,066
Northrop Grumman Corp.                                         7.00%                   3/1/2006              15,700         16,370
Occidental Petroleum Corp.                                     8.50%                  11/9/2001              14,750         15,528
Occidental Petroleum Corp.                                     8.50%                  9/15/2004               2,500          2,546
Occidental Petroleum Corp.                                   10.125%                 11/15/2001               7,000          7,645
J.C. Penney & Co., Inc.                                       6.125%                 11/15/2003               2,000          2,033
J.C. Penney & Co., Inc.                                       6.875%                  6/15/1999               3,000          3,021
J.C. Penney & Co., Inc.                                       7.125%                 11/15/2023               1,855          1,906
J.C. Penney & Co., Inc.                                        9.05%                   3/1/2001                 625            665
PepsiCo, Inc.                                                  6.25%                   9/1/1999                 650            653

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
                                                              COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Petro Geo-Services                                             6.25%                 11/19/2003            $  2,500     $    2,474
Petro Geo-Services                                             7.50%                  3/31/2007               6,510          6,760
Philip Morris Cos., Inc.                                       6.00%                  7/15/2001                 110            111
Philip Morris Cos., Inc.                                       7.00%                  7/15/2005               7,150          7,616
Philip Morris Cos., Inc.                                       7.20%                   2/1/2007               1,450          1,568
Philip Morris Cos., Inc.                                       8.25%                 10/15/2003               1,900          2,097
Phillips Petroleum Co.                                         8.49%                   1/1/2023               2,100          2,283
Phillips Petroleum Co.                                         9.00%                   6/1/2001               3,900          4,203
Praxair, Inc.                                                  6.70%                  4/15/2001              12,225         12,395
Praxair, Inc.                                                  6.75%                   3/1/2003               1,000          1,020
Praxair, Inc.                                                  6.90%                  11/1/2006              10,750         11,010
Raytheon Co.                                                   6.15%                  11/1/2008               2,500          2,559
Raytheon Co.                                                   6.45%                  8/15/2002               6,500          6,672
Raytheon Co.                                                   6.50%                  7/15/2005               3,900          4,071
Raytheon Co.                                                   6.75%                  3/15/2018               1,600          1,654
Raytheon Co.                                                   7.00%                  11/1/2028              10,880         11,503
Rockwell International Corp.                                  8.875%                  9/15/1999                 110            113
Rohm & Haas Co.                                                9.80%                  4/15/2020               4,450          5,793
Safeway Inc.                                                   5.75%                 11/15/2000              23,950         23,951
Safeway Inc.                                                  5.875%                 11/15/2001              10,450         10,446
Safeway Inc.                                                   6.50%                 11/15/2008               2,000          2,072
Safeway Inc.                                                   6.85%                  9/15/2004              19,300         19,992
TCI Communications, Inc.                                       7.25%                   8/1/2005               5,480          5,943
TCI Communications, Inc.                                      7.875%                   8/1/2013              10,950         12,794
TCI Communications, Inc.                                       8.00%                   8/1/2005                 990          1,114
TCI Communications, Inc.                                       8.65%                  9/15/2004               5,000          5,715
Tele-Communications Inc.                                      6.375%                   5/1/2003              36,325         37,403
Tele-Communications, Inc.                                     9.875%                  6/15/2022                 500            705
Tenneco, Inc.                                                  8.20%                 11/15/1999              12,500         12,715
Tenneco, Inc.                                                10.075%                   2/1/2001               5,150          5,551
Texaco Capital Corp.                                           5.70%                  12/1/2008               2,425          2,454
Texaco Capital Corp.                                           7.50%                   3/1/2043                 850            906
Texaco Capital Corp.                                           8.25%                  10/1/2006               1,000          1,167
Texaco Capital Corp.                                          8.875%                   9/1/2021                 705            913
Texaco Capital Corp.                                           9.00%                 12/15/1999                 300            310
Texas Instruments Inc.                                        6.125%                   2/1/2006               6,300          6,487
Time Warner, Inc.                                              7.57%                   2/1/2024               1,500          1,679
Time Warner, Inc.                                              7.75%                  6/15/2005               9,000          9,991
Time Warner, Inc.                                             9.125%                  1/15/2013               1,000          1,254
Time Warner Entertainment                                     8.375%                  3/15/2023               8,150          9,954
Time Warner Entertainment                                     9.625%                   5/1/2002               3,900          4,367
Tosco Corp.                                                    7.00%                  7/15/2000              16,000         16,215
Tosco Corp.                                                    7.80%                   1/1/2027               1,650          1,740
USA Waste Services Inc.                                        7.00%                  7/15/2028               2,700          2,755
USA Waste Services Inc.                                       7.125%                 12/15/2017               1,505          1,566
Union Carbide Corp.                                            6.75%                   4/1/2003               3,500          3,533
Union Carbide Corp.                                            7.75%                  10/1/2096               4,350          4,272
Union Carbide Corp.                                           7.875%                   4/1/2023               4,755          4,985
Union Oil of California                                        7.20%                  5/15/2005               5,000          5,158
Union Pacific Corp.                                            7.00%                  6/15/2000               5,000          5,072
Union Pacific Corp.                                            7.00%                   2/1/2016               1,450          1,451
Union Pacific Corp.                                           8.625%                  5/15/2022               2,865          3,118
United Technologies Corp.                                      6.70%                   8/1/2028              10,442         11,131
United Technologies Corp.                                     8.875%                 11/15/2019               4,000          5,265
United Telecom                                                 9.75%                   4/1/2000               1,000          1,051
WMX Technologies Inc.                                          6.25%                 10/15/2000               3,315          3,346
WMX Technologies Inc.                                          7.65%                  3/15/2011               4,400          4,915
Whirlpool Corp.                                                9.00%                   3/1/2003               2,250          2,505
Whirlpool Corp.                                                9.10%                   2/1/2008                 940          1,141
                                                                                                                        -----------
                                                                                                                           913,100
                                                                                                                        -----------
UTILITIES (4.2%)
AT&T Corp.                                                    7.125%                  1/15/2002               1,100          1,157
AT&T Corp.                                                     8.35%                  1/15/2025               2,350          2,693

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                                  COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Alabama Power Co.                                              6.00%                   3/1/2000           $   1,950     $    1,963
Ameritech Capital Funding                                      6.15%                  1/15/2008              12,175         12,828
Ameritech Capital Funding                                      7.50%                   4/1/2005               4,950          5,547
Arizona Public Service Co.                                     7.25%                   8/1/2023               2,150          2,242
Baltimore Gas & Electric Co.                                  8.375%                  8/15/2001               5,570          5,983
Bell Atlantic Corp.                                            7.00%                  6/15/2013               4,000          4,298
Bellsouth Capital Funding                                      6.04%                 11/15/2026               1,350          1,390
Carolina Power & Light Co.                                    6.875%                  8/15/2023               2,550          2,591
Carolina Power & Light Co.                                     8.20%                   7/1/2022                 110            118
Cincinnati Gas & Electric Co.                                  6.45%                  2/15/2004               1,000          1,044
Coastal Corp.                                                  7.42%                  2/15/2037               1,800          1,854
Coastal Corp.                                                  7.75%                 10/15/2035               6,600          7,075
Coastal Corp.                                                 8.125%                  9/15/2002               2,300          2,464
Coastal Corp.                                                 9.625%                  5/15/2012               4,700          6,041
Commonwealth Edison                                           7.375%                  9/15/2002               7,500          8,042
Consolidated Edison Co. of New York, Inc.                     6.375%                   4/1/2003               5,000          5,173
Consolidated Edison Co. of New York, Inc.                     6.625%                   2/1/2002               1,000          1,032
Enron Corp.                                                    6.40%                  7/15/2006               8,250          8,317
Enron Corp.                                                    6.45%                 11/15/2001               1,000          1,013
Enron Corp.                                                   6.625%                 11/15/2005               1,100          1,126
Enron Corp.                                                   6.875%                 10/15/2007               7,500          7,806
Enron Corp.                                                   7.125%                  5/15/2007               6,100          6,438
Enron Corp.                                                   7.625%                  9/10/2004               2,000          2,153
Enron Corp.                                                    9.65%                  5/15/2001               4,150          4,479
GTE Corp.                                                      7.83%                   5/1/2023               4,000          4,340
GTE Corp.                                                      8.75%                  11/1/2021               3,435          4,401
GTE Corp.                                                      9.10%                   6/1/2003                 225            256
GTE Florida, Inc.                                              6.31%                 12/15/2002               5,000          5,139
GTE South Inc.                                                6.125%                  6/15/2007              11,000         11,450
HNG Internorth                                                9.625%                  3/15/2006               4,680          5,564
Houston Lighting & Power Co.                                   8.75%                   3/1/2022               1,050          1,135
Illinois Power Co.                                             7.50%                  7/15/2025               4,200          4,239
MCI Communications Corp.                                       6.50%                  4/15/2010              11,175         11,709
MCI Communications Corp.                                       7.50%                  8/20/2004               4,050          4,413
MCI Communications Corp.                                       7.75%                  3/23/2025               4,650          4,898
Michigan Bell Telephone Co.                                    7.50%                  2/15/2023               1,610          1,725
National Rural Utility Co.                                     5.00%                  10/1/2002              11,700         11,529
National Rural Utility Co.                                     6.20%                   2/1/2008              18,000         18,848
National Rural Utility Co.                                     6.42%                   5/1/2008              11,200         11,809
National Rural Utility Co.                                     6.75%                   9/1/2001               4,350          4,497
New England Telephone & Telegraph Co.                         6.875%                  10/1/2023                 890            904
New England Telephone & Telegraph Co.                         7.875%                 11/15/2029               6,150          7,569
New England Telephone & Telegraph Co.                         8.625%                   8/1/2001               2,500          2,701
New England Telephone & Telegraph Co.                          9.00%                   8/1/2031               3,750          4,245
New Jersey Bell Telephone Co.                                 6.625%                   4/1/2008                 190            192
New York Telephone Co.                                        6.125%                  1/15/2010               1,250          1,307
New York Telephone Co.                                         7.00%                  8/15/2025               1,925          2,011
New York Telephone Co.                                         7.25%                  2/15/2024               5,000          5,307
Northern States Power Co.                                     7.125%                   7/1/2025               5,000          5,655
Pacific Bell Telephone Co.                                     7.25%                   7/1/2002                 250            266
Pacific Gas & Electric Co.                                     6.25%                   8/1/2003               5,000          5,157
Pacific Gas & Electric Co.                                     6.75%                  10/1/2023                 150            150
Pacific Gas & Electric Co.                                     8.25%                  11/1/2022               4,000          4,431
Pacific Gas & Electric Co.                                    8.375%                   5/1/2025               5,000          5,460
Pacific Gas & Electric Co.                                     8.75%                   1/1/2001               2,000          2,122
Pennsylvania Power & Light Co.                                 6.50%                   4/1/2005                 135            142
Public Service Electric & Gas Co.                              6.50%                   5/1/2004                 170            179
South Carolina Electric & Gas                                  9.00%                  7/15/2006                 145            172
Southern California Edison Co.                                5.625%                  10/1/2002               4,000          4,057
Southern California Edison Co.                                6.375%                  1/15/2006               2,350          2,467
Southern California Edison Co.                                 6.75%                  1/15/2000                 600            608
Southern California Gas                                       7.375%                   3/1/2023                 120            125

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
                                                              COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Southwestern Bell Telephone Co.                               6.625%                  7/15/2007            $ 12,000     $   12,984
Southwestern Bell Telephone Co.                                7.25%                  7/15/2025              10,650         11,182
Southwestern Bell Telephone Co.                               7.625%                   3/1/2023               8,355          9,124
Sprint Capital Corp.                                          6.875%                 11/15/2028              22,050         22,925
Texas Utilities Co.                                           7.375%                   8/1/2001               2,800          2,925
Texas Utilities Co.                                           7.875%                   3/1/2023               2,075          2,200
Texas Utilities Co.                                            8.75%                  11/1/2023                 180            197
Texas Utilities Electric Co.                                   7.17%                   8/1/2007                 650            711
U S WEST Capital Funding, Inc.                                6.125%                  7/15/2002               3,000          3,071
U S WEST Communications Inc.                                  6.875%                  9/15/2033                 165            167
U S WEST Communications Inc.                                   7.25%                  9/15/2025              18,000         20,094
Union Electric Power Co.                                       6.75%                   5/1/2008                  40             44
Virginia Electric & Power Co.                                 6.625%                   4/1/2003               2,300          2,408
Virginia Electric & Power Co.                                  6.75%                  10/1/2023              17,000         16,817
Wisconsin Electric Power Co.                                   7.70%                 12/15/2027                  65             70
WorldCom Inc.                                                 6.125%                  8/15/2001              42,360         43,086
WorldCom Inc.                                                  6.25%                  8/15/2003              12,000         12,363
WorldCom Inc.                                                  6.40%                  8/15/2005                 180            188
WorldCom Inc.                                                  6.95%                  8/15/2028               1,500          1,613
                                                                                                                        -----------
                                                                                                                           428,215
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,570,961)                                                                                                     3,635,600
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(3.1%)
-----------------------------------------------------------------------------------------------------------------------------------
Province of Alberta                                            9.25%                   4/1/2000               5,075          5,318
Amoco Canada Petroleum Co.                                     6.75%                  2/15/2005                 145            154
Asian Development Bank                                        9.125%                   6/1/2000                 740            777
Bayerische Landesbank                                         7.375%                 12/14/2002                 145            155
Bayerische Landesbank                                         5.875%                   4/7/2000              21,500         21,700
British Aerospace                                              8.50%                  6/10/2002               3,000          3,232
Province of British Columbia                                   7.00%                  1/15/2003               2,550          2,702
Canadian Imperial Bank of Commerce (NY Branch)                 6.20%                   8/1/2000              55,200         55,780
Embotelladora Andina SA                                       7.875%                  10/1/2097              10,200          7,512
European Investment Bank                                     10.125%                  10/1/2000                 125            136
Falconbridge Ltd.                                              7.35%                  11/1/2006               1,000            982
Finland Global Bond                                           7.875%                  7/28/2004              10,300         11,530
Grand Metropolitan Investment Corp.                           8.625%                  8/15/2001               2,600          2,792
Grand Metropolitan Investment Corp.                            9.00%                  8/15/2011               2,225          2,784
Hanson Overseas                                               7.375%                  1/15/2003               7,100          7,503
Inter-American Development Bank                               7.125%                  3/15/2023                 975          1,069
Inter-American Development Bank                                8.50%                  3/15/2011               2,705          3,415
International Bank for Reconstruction & Development            9.25%                  7/15/2017               1,615          2,220
KFW International Finance, Inc.                                7.20%                  3/15/2014               3,550          4,062
KFW International Finance, Inc.                               7.625%                  2/15/2004               7,025          7,746
KFW International Finance, Inc.                                8.85%                  6/15/1999               1,025          1,042
KFW International Finance, Inc.                               9.125%                  5/15/2001               2,400          2,607
Province of Manitoba                                           7.75%                   2/1/2002               6,975          7,428
Province of Manitoba                                           8.75%                  5/15/2001               6,200          6,666
Province of Manitoba                                          9.125%                  1/15/2018               4,850          6,482
Province of Manitoba                                           9.25%                   4/1/2020               2,645          3,625
Province of Manitoba                                           9.50%                  10/1/2000               1,560          1,668
Province of Manitoba                                          9.625%                  3/15/1999               2,500          2,521
Province of Manitoba                                          9.625%                  12/1/2018               3,500          4,906
National Australia Bank                                        6.60%                 12/10/2007               2,000          2,083
National Westminster Bancorp Inc.                             9.375%                 11/15/2003               2,800          3,212
Province of New Brunswick                                      6.75%                  8/15/2013                 210            235
Province of New Brunswick                                      8.75%                   5/1/2022               5,100          6,700
Province of New Brunswick                                      9.75%                  5/15/2020               8,500         12,058
New Zealand Government                                         8.75%                 12/15/2006               1,175          1,421
New Zealand Government                                       10.625%                 11/15/2005                 400            519
Province of Newfoundland                                       7.32%                 10/13/2023               8,050          8,899
Province of Newfoundland                                       9.00%                   6/1/2019               1,400          1,800

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                       MATURITY              AMOUNT         VALUE*
TOTAL BOND MARKET INDEX FUND                                  COUPON                       DATE               (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Noranda Inc.                                                   7.00%                  7/15/2005           $   1,045    $     1,022
Noranda Forest                                                 7.50%                  7/15/2003               6,825          6,969
Northern Telecom Ltd.                                         6.875%                   9/1/2023               4,565          4,611
Province of Ontario                                           7.375%                  1/27/2003                 915            977
Province of Ontario                                            7.75%                   6/4/2002               1,175          1,262
Petro-Canada                                                  7.875%                  6/15/2026              10,000         10,753
Petro-Canada                                                   9.25%                 10/15/2021                 700            870
Petro Geo-Services                                            6.625%                  3/30/2008               7,675          7,527
Petro Geo-Services                                            7.125%                  3/30/2028               9,370          8,809
Republic of Portugal                                           5.75%                  10/8/2003              14,650         15,017
Province of Saskatchewan                                      6.625%                  7/15/2003              19,750         20,753
Province of Saskatchewan                                      7.125%                  3/15/2008               1,200          1,326
Province of Saskatchewan                                      7.375%                  7/15/2013               1,800          2,093
Province of Saskatchewan                                       8.00%                  7/15/2004              15,950         17,898
Sweden Global Bond                                             6.50%                   3/4/2003                 145            152
Swiss Bank Corp.-New York                                      7.00%                 10/15/2015                 750            773
Swiss Bank Corp.-New York                                     7.375%                  6/15/2017               1,600          1,715
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $296,400)                                                                                                         317,968
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.5%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                         4.76%                   1/4/1999             133,091        133,091
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note F                           4.77%-4.78%                   1/4/1999              18,678         18,678
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $151,769)                                                                                                         151,769
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
   (COST $9,983,817)                                                                                                    10,292,571
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                       493,890
Payables for Investment Securities Purchased                                                                              (483,475)
Other Liabilities--Note F                                                                                                  (44,961)
                                                                                                                       ------------
                                                                                                                           (34,546)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS (100%)                                                                                                     $10,258,025
===================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

-----------------------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            AMOUNT
                                                                                                                             (000)
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital--Note D                                                                                              $  9,934,370
 Undistributed Net Investment Income                                                                                            --
 Accumulated Net Realized Gains--Note D                                                                                     14,901
 Unrealized Appreciation--Note E                                                                                           308,754
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                            $10,258,025
===================================================================================================================================

 Investor Shares--Net Assets applicable to 756,128,409 outstanding
   $.001 par value shares**                                                                                             $7,764,594
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                                  $10.27
===================================================================================================================================

 Institutional Shares--Net Assets applicable to 242,803,421 outstanding
   $.001 par value shares**                                                                                             $2,493,431
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                             $10.27
===================================================================================================================================
**Unlimited Authorization.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
SHORT-TERM BOND INDEX FUND                                 COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (56.0%)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (48.4%)
U.S. Treasury Bond                                        11.625%                 11/15/2002                $26,125       $ 32,398
U.S. Treasury Bond                                        11.875%                 11/15/2003                 33,575         43,823
U.S. Treasury Note                                         5.375%                  1/31/2000                  1,000          1,007
U.S. Treasury Note                                          5.50%                  2/29/2000                  4,100          4,138
U.S. Treasury Note                                         5.625%                 11/30/2000                  9,225          9,398
U.S. Treasury Note                                          6.25%        5/31/2000-2/28/2002                 75,625         78,502
U.S. Treasury Note                                         6.375%        1/15/2000-3/31/2001                  9,100          9,322
U.S. Treasury Note                                         6.625%        6/30/2001-4/30/2002                 32,135         34,018
U.S. Treasury Note                                          6.75%                  4/30/2000                 11,500         11,802
U.S. Treasury Note                                         7.125%                  2/29/2000                  8,500          8,732
U.S. Treasury Note                                          7.50%       11/15/2001-5/15/2002                 34,520         37,374
U.S. Treasury Note                                          7.75%                  1/31/2000                 51,620         53,268
U.S. Treasury Note                                         7.875%                  8/15/2001                 10,700         11,548
U.S. Treasury Note                                          8.00%                  5/15/2001                  6,100          6,559
U.S. Treasury Note                                          8.75%                  8/15/2000                  1,200          1,276
                                                                                                                        -----------
                                                                                                                           343,165
                                                                                                                        -----------
AGENCY NOTES (7.6%)
Federal Farm Credit Bank                                    4.80%                  11/6/2003                 10,000          9,865
Federal Home Loan Bank                                     5.575%                   9/2/2003                  4,300          4,379
Federal Home Loan Bank                                      5.60%                   9/2/2003                 10,000         10,193
Federal Home Loan Bank                                     5.605%                   3/3/2003                  1,150          1,170
Federal Home Loan Bank                                     5.675%                  8/18/2003                  3,000          3,067
Federal Home Loan Bank                                      5.86%                  4/28/2003                  1,900          1,953
Federal National Mortgage Assn.                             5.89%                  11/6/2002                  1,600          1,648
Federal National Mortgage Assn.                             5.90%                   7/9/2003                 13,800         13,950
Federal National Mortgage Assn.                             5.91%                  8/25/2003                  2,600          2,623
Federal National Mortgage Assn.                             5.96%                  4/23/2003                  1,200          1,216
Federal National Mortgage Assn.                             5.97%                   7/3/2003                  4,000          4,040
                                                                                                                        -----------
                                                                                                                            54,104
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $392,931)                                                                                                         397,269
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (39.0%)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.3%)
AT&T Universal Card Master Trust Series                     5.95%                 10/17/2002  (1)             2,250          2,277
Advanta Credit Card Master Trust                            6.05%                   8/1/2003  (1)             2,500          2,535
American Express Credit Card Master Trust                   6.80%                 12/15/2003  (1)             4,000          4,137
California Infrastructure & Econ Dev Bank SP Trust PG&E     6.16%                 12/14/2000  (1)             1,250          1,272
Chase Manhattan Credit Card Master Trust                    6.30%                  8/15/2000  (1)             2,500          2,537
Discover Card Master Trust                                  5.40%                 11/16/2001  (1)             1,313          1,314
First Bank Corp. Card Master Trust                          6.40%                  2/15/2003  (1)             1,000          1,034
Ford Credit Auto Owner Trust                                5.90%                  6/15/2002  (1)             6,000          6,093
Ford Credit Auto Loan Master Trust                          6.50%                  8/15/2002  (1)             2,250          2,287
Premier Auto Trust                                          5.69%                   6/8/2002  (1)             3,500          3,530
Sears Credit Account Master Trust                           5.80%                  8/15/2005  (1)             3,000          3,036
Sears Credit Account Master Trust                           8.10%                  6/15/2004  (1)             2,500          2,575
Standard Credit Card Master Trust                           6.80%                   4/7/2001  (1)               650            653
Toyota Auto Lease Trust                                     5.35%                  7/25/2002  (1)             4,075          4,073
Toyota Auto Lease Trust                                     6.35%                  4/26/2004  (1)               550            558
                                                                                                                        -----------
                                                                                                                            37,911
                                                                                                                        -----------
FINANCE (19.6%)
American General Finance Corp.                             5.875%                   7/1/2000                    450            452
American General Finance Corp.                              7.45%                   7/1/2002                    425            447
American General Finance Corp.                              8.00%                  2/15/2000                  1,000          1,025
Associates Corp.                                            6.25%                  3/15/1999                    500            501
Associates Corp.                                           6.375%                 10/15/2002                  2,000          2,060
Associates Corp.                                            6.50%                  8/15/2002                  1,150          1,188
Associates Corp.                                            6.50%                 10/15/2002                  1,250          1,293
Associates Corp.                                            6.68%                  9/17/1999                  2,200          2,219

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
SHORT-TERM BOND INDEX FUND                                 COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Associates Corp.                                            7.50%                  4/15/2002              $   1,400     $    1,484
Associates Corp.                                           9.125%                   4/1/2000                  1,000          1,043
Banc One Corp.                                              6.25%                  10/1/2001                  2,000          2,042
BankAmerica Corp.                                           7.75%                  7/15/2002                    250            267
BankAmerica Corp.                                          7.875%                  12/1/2002                  1,500          1,619
BankAmerica Corp.                                          9.625%                  2/13/2001                    400            433
BankAmerica Corp.                                          10.00%                   2/1/2003                    700            808
Bear, Stearns & Co., Inc.                                   6.20%                  3/30/2003                  3,455          3,468
Bear, Stearns & Co., Inc.                                  7.625%                  4/15/2000                    750            766
CIT Group Inc.                                              5.35%                 12/15/2000                  5,000          4,985
The Chase Manhattan Corp.                                   7.75%                  11/1/1999                    135            137
The Chase Manhattan Corp.                                  8.625%                   5/1/2002                  1,000          1,088
The Chase Manhattan Corp.                                  10.00%                  6/15/1999                  2,400          2,448
Chemical Banking Corp.                                      7.25%                  9/15/2002                  1,500          1,582
Chrysler Financial Co. LLC                                 5.625%                  1/15/1999                    350            350
Chrysler Financial Co. LLC                                 6.375%                  1/28/2000                  1,000          1,010
Chrysler Financial Co. LLC                                 6.625%                  8/15/2000                    450            459
Chrysler Financial Corp.                                    5.25%                 10/19/2000                  5,000          4,993
Chrysler Financial Corp.                                    6.28%                  6/21/1999                  2,400          2,412
Comdisco Inc.                                               6.32%                 11/27/2000                  1,600          1,604
Citicorp                                                    9.75%                   8/1/1999                  1,000          1,025
Countrywide Funding                                         8.25%                  7/15/2002                    250            265
Dean Witter, Discover & Co.                                 6.25%                  3/15/2000                    210            212
Donaldson, Lufkin & Jenrette                                6.00%                  12/1/2001                  5,000          5,009
Equity Residential Properties                               6.55%                 11/15/2001                  1,350          1,331
Finova Capital Corp.                                       5.875%                 10/15/2001                  1,750          1,746
First Chicago Corp.                                        7.625%                  1/15/2003                    600            639
First Chicago Corp.                                         8.25%                  6/15/2002                  1,345          1,456
First Chicago Corp.                                        9.875%                  8/15/2000                    150            160
First Chicago Corp.                                        10.25%                   5/1/2001                    250            276
First Fidelity Bancorp                                     9.625%                  8/15/1999                    800            820
First Interstate Bancorp                                   8.625%                   4/1/1999                    900            907
First Interstate Bancorp                                  10.875%                  4/15/2001                    250            279
First Union Corp.                                           8.00%                 11/15/2002                  2,000          2,165
First Union Corp.                                          8.125%                  6/24/2002                  1,600          1,727
Fleet Credit Card                                           6.82%                   4/9/2001                  2,700          2,781
Ford Motor Credit Co.                                      5.125%                 10/15/2001                  3,400          3,383
Ford Motor Credit Co.                                       7.00%                  9/25/2001                    600            624
Ford Motor Credit Co.                                       8.20%                  2/15/2002                  1,900          2,047
General Electric Capital Corp.                              5.59%                  4/10/2000                  1,500          1,507
General Electric Capital Corp.                              5.89%                  5/15/2000                  2,500          2,523
General Motors Acceptance Corp.                             5.50%                 12/15/2001                    750            745
General Motors Acceptance Corp.                             5.85%                   4/6/2000                  2,300          2,311
General Motors Acceptance Corp.                            7.125%                   6/1/1999                    500            504
General Motors Acceptance Corp.                            7.125%                   5/1/2001                  2,400          2,487
General Motors Acceptance Corp.                            8.625%                  6/15/1999                    750            761
Great Western Finance                                      6.375%                   7/1/2000                  2,000          2,021
HRPT Properties Trust                                       6.75%                 12/18/2002                  1,250          1,225
Household Finance Corp.                                    7.625%                  1/15/2003                  2,000          2,131
International Lease Finance Corp.                           6.20%                   5/1/2000                  3,000          3,022
International Lease Finance Corp.                           6.30%                  11/1/1999                  2,000          2,019
International Lease Finance Corp.                           6.31%                   9/1/2000                  1,020          1,034
Lehman Brothers Holdings Inc.                               6.15%                  3/15/2000                  4,250          4,238
Lehman Brothers Holdings Inc.                               6.90%                  1/29/2001                  2,000          2,018
Manufacturers Hanover Corp.                                 8.50%                  2/15/1999                    900            903
Mellon Financial Corp.                                      6.30%                   6/1/2000                  1,250          1,265
Mellon Financial Corp.                                     7.625%                 11/15/1999                    600            612
Merrill Lynch & Co., Inc.                                   5.87%                 11/15/2001                  1,600          1,616
Merrill Lynch & Co., Inc.                                   6.00%                  1/15/2001                  2,000          2,022
Merrill Lynch & Co., Inc.                                   6.07%                 10/15/2001                  2,300          2,335
Merrill Lynch & Co., Inc.                                   6.38%                  7/18/2000                  1,000          1,013
Merrill Lynch & Co., Inc.                                   6.50%                   4/1/2001                  1,500          1,532

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
                                                           COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                   8.00%                   2/1/2002              $     400      $     425
Morgan Stanley, Dean Witter, Discover & Co.                 5.89%                  3/20/2000                  3,000          3,012
NationsBank Corp.                                           7.00%                  9/15/2001                  1,500          1,559
NationsBank Corp.                                          8.125%                  6/15/2002                  1,000          1,079
Norwest Financial, Inc.                                     6.75%                  5/12/2000                  3,000          3,053
Norwest Financial, Inc.                                     7.00%                  1/15/2003                    110            115
Norwest Financial, Inc.                                    7.875%                  2/15/2002                  2,000          2,133
Orion Capital Corp.                                        9.125%                   9/1/2002                  1,500          1,602
PaineWebber Group, Inc.                                     7.00%                   3/1/2000                  2,450          2,474
Republic New York Corp.                                     7.75%                  5/15/2002                    700            742
Salomon, Inc.                                               6.50%                   3/1/2000                  1,000          1,011
Salomon Smith Barney Holdings Inc.                          5.50%                  1/15/1999                    500            500
Salomon Smith Barney Holdings Inc.                         5.875%                   2/1/2001                    700            704
Salomon Smith Barney Holdings Inc.                          7.98%                   3/1/2000                  1,000          1,025
Summit Properties Inc.                                      6.80%                  8/15/2002                  1,500          1,461
Toyota Motor Credit Corp.                                   5.50%                  9/17/2001                  2,500          2,511
Travelers Property Casualty Corp.                           6.75%                  4/15/2001                  4,000          4,090
Wells Fargo & Co.                                          6.875%                  5/10/2001                  2,750          2,841
                                                                                                                        -----------
                                                                                                                           139,216
                                                                                                                        -----------
INDUSTRIAL (8.9%)
BP America, Inc.                                           9.375%                  11/1/2000                  1,004          1,074
Black & Decker Corp.                                        7.50%                   4/1/2003                  1,700          1,782
Continental Airlines P/T Trust                             6.331%                 10/15/2004  (1)             1,700          1,699
Cyprus Minerals Co.                                       10.125%                   4/1/2002                  1,500          1,635
Dayton Hudson Corp.                                        10.00%                  12/1/2000                  1,200          1,299
Dillard's Inc.                                              5.79%                 11/15/2001                  2,000          2,000
The Walt Disney Co.                                        6.375%                  3/30/2001                  1,000          1,025
First Data Corp.                                           6.625%                   4/1/2003                  4,200          4,346
Ford Capital BV                                             9.50%                   7/1/2001                    675            737
Ford Capital BV                                            9.875%                  5/15/2002                  1,520          1,710
Ford Holdings                                               9.25%                   3/1/2000                  1,000          1,039
General Motors Corp.                                       9.125%                  7/15/2001                  1,000          1,084
Illinois Central Railroad Co.                               6.75%                  5/15/2003                  3,000          3,120
Johnson & Johnson                                          7.375%                  6/29/2002                    200            213
Kimberly-Clark                                             8.625%                   5/1/2001                    100            107
Lucent Technologies                                         6.90%                  7/15/2001                  1,000          1,041
McDonald's Corp.                                            6.75%                  2/15/2003                    450            458
Mobil Corp.                                                8.375%                  2/12/2001                  2,238          2,379
Monsanto Co.                                               5.375%                  12/1/2001                  5,000          4,993
Norfolk Southern Corp.                                     6.875%                   5/1/2001                  3,150          3,253
Occidental Petroleum Corp.                                  8.50%                  11/9/2001                  1,500          1,579
J.C. Penney & Co., Inc.                                    6.875%                  6/15/1999                    750            755
J.C. Penney & Co., Inc.                                     9.05%                   3/1/2001                    375            399
Phillips Petroleum Co.                                      9.00%                   6/1/2001                  1,500          1,617
Praxair, Inc.                                               6.25%                  6/30/2000                  1,250          1,257
Praxair, Inc.                                               6.70%                  4/15/2001                  4,000          4,056
Praxair, Inc.                                               6.75%                   3/1/2003                  1,250          1,275
Raytheon Co.                                                5.70%                  11/1/2003                  3,000          3,009
Raytheon Co.                                                6.30%                  8/15/2000                  1,750          1,772
Safeway Inc.                                                5.75%                 11/15/2000                  1,700          1,700
Safeway Inc.                                               5.875%                 11/15/2001                    750            750
Sears, Roebuck & Co.                                        6.50%                  6/15/2000                  1,500          1,520
Telecommunications Inc.                                    6.375%                   5/1/2003                  2,300          2,368
TCI Communications                                         7.375%                  2/15/2000                  1,365          1,392
Tenneco, Inc.                                               8.20%                 11/15/1999                    350            356
Texaco Capital Corp.                                        9.00%                 12/15/1999                    700            724
WMX Technologies Inc.                                       6.25%                 10/15/2000                  3,000          3,028
Xerox Corp.                                                8.125%                  4/15/2002                    150            162
                                                                                                                        -----------
                                                                                                                            62,713
                                                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
SHORT-TERM BOND INDEX FUND                                 COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES (5.2%)
Alabama Power Co.                                           6.00%                   3/1/2000               $  1,050      $   1,057
Baltimore Gas & Electric Co.                                7.25%                   7/1/2002                    200            213
Coastal Corp.                                              8.125%                  9/15/2002                  1,700          1,821
Commonwealth Edison                                        7.375%                  9/15/2002                  1,450          1,537
Commonwealth Edison                                        7.375%                  9/15/2002                  1,500          1,608
Consolidated Edison Co. of New York, Inc.                  6.625%                   2/1/2002                    500            516
Florida Power & Light Co.                                  6.625%                   2/1/2003                    210            212
National Rural Utility Co.                                  5.00%                  10/1/2002                    800            788
National Rural Utility Co.                                  6.75%                   9/1/2001                  2,500          2,584
New England Telephone & Telegraph Co.                      8.625%                   8/1/2001                  3,000          3,241
Pacific Bell Telephone Co.                                  7.25%                   7/1/2002                    450            478
Pacific Gas & Electric Co.                                  6.25%                   8/1/2003                  1,000          1,031
Pacific Gas & Electric Co.                                 7.875%                   3/1/2002                  3,000          3,211
Penn Power & Light                                          6.00%                   6/1/2000                  1,000          1,009
Penn Power & Light                                          7.75%                   5/1/2002                  1,000          1,066
Public Service of Colorado                                  6.00%                   1/1/2001                  1,000          1,011
Southern California Edison Co.                              6.75%                  1/15/2000                  2,600          2,636
Texas Utilities Co.                                        7.375%                   8/1/2001                    450            470
Texas Utilities Co.                                        8.125%                   2/1/2002                    600            644
U S WEST Capital Funding, Inc.                             6.125%                  7/15/2002                  4,000          4,095
WorldCom Inc.                                              6.125%                  8/15/2001                  4,250          4,323
WorldCom Inc.                                               6.25%                  8/15/2003                  3,000          3,091
                                                                                                                        -----------
                                                                                                                            36,642
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $276,994)                                                                                                         276,482
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(3.2%)
-----------------------------------------------------------------------------------------------------------------------------------
Asian Development Bank                                     9.125%                   6/1/2000                    700            735
Bayerische Landesbank                                      5.875%                   4/7/2000                  1,600          1,615
Canadian Imperial Bank of Commerce (NY Branch)              6.20%                   8/1/2000                  3,600          3,638
Grand Metropolitan Investment Corp.                        8.625%                  8/15/2001                  1,000          1,074
Hanson Overseas                                            7.375%                  1/15/2003                  1,250          1,321
KFW International Finance, Inc.                            9.125%                  5/15/2001                    400            434
Petro Geo-Services                                          6.25%                 11/19/2003                  3,000          2,969
Province of Manitoba                                        7.75%                   2/1/2002                  1,500          1,597
Province of Manitoba                                        8.75%                  5/15/2001                  1,000          1,075
Province of Manitoba                                        9.50%                  10/1/2000                    450            481
Province of Manitoba                                       9.625%                  3/15/1999                    500            504
National Westminster Bancorp Inc.                           9.45%                   5/1/2001                    250            271
Noranda, Inc.                                              8.625%                  7/15/2002                    500            523
Province of Ontario                                         7.75%                   6/4/2002                    550            591
Province of Ontario                                         8.00%                 10/17/2001                  5,360          5,726
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $19,340)                                                                                                           22,554
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
                                                           COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $368)                                              4.76%                   1/4/1999              $     368     $      368
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.3%)
   (COST $689,633)                                                                                                         696,673
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                        28,018
Liabilities--Note F                                                                                                        (15,771)
                                                                                                                        -----------
                                                                                                                            12,247
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 70,217,105 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                       $708,920
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $10.10
===================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

-----------------------------------------------------------------------------------------------------------------------------------
 AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT            PER
                                                                                                              (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                           $699,229        $  9.96
 Undistributed Net Investment Income                                                                             --             --
 Accumulated Net Realized Gains--Note D                                                                       2,651            .04
 Unrealized Appreciation--Note E                                                                              7,040            .10
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                $708,920         $10.10
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                          COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (54.0%)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (41.4%)
U.S. Treasury Bond                                         10.00%                  5/15/2010              $  12,765     $   16,273
U.S. Treasury Bond                                        10.375%      11/15/2009-11/15/2012                284,290        374,926
U.S. Treasury Bond                                         10.75%                  8/15/2005                 22,490         29,992
U.S. Treasury Bond                                         12.75%                 11/15/2010                  7,125         10,345
U.S. Treasury Bond                                         13.25%                  5/15/2014                    400            662
U.S. Treasury Note                                          6.50%                 10/15/2006                 11,650         12,923
U.S. Treasury Note                                          7.25%                  5/15/2004                    420            471
U.S. Treasury Note                                          7.50%                  2/15/2005                  7,875          9,015
U.S. Treasury Note                                         7.875%                 11/15/2004                  1,150          1,332
                                                                                                                        -----------
                                                                                                                           455,939
                                                                                                                        -----------
AGENCY NOTES (12.6%)
Federal Home Loan Bank                                     5.575%                   9/2/2003                  6,500          6,619
Federal Home Loan Bank                                      5.80%                   9/2/2008                 16,700         17,220
Federal Home Loan Bank                                     5.865%                   9/2/2008                 10,000         10,360
Federal Home Loan Bank                                      5.88%                 11/25/2008                  5,000          5,005
Federal Home Loan Mortgage Corp.                           6.785%                   3/1/2006                  4,500          4,511
Federal Home Loan Mortgage Corp.                            7.09%                   6/1/2005                  3,000          3,071
Federal National Mortgage Assn.                             5.64%                 12/10/2008                 10,380         10,276
Federal National Mortgage Assn.                             5.80%                 12/10/2003                    900            925
Federal National Mortgage Assn.                             6.19%                   7/7/2008                  4,325          4,403
Federal National Mortgage Assn.                             6.52%                   3/5/2008                 19,075         19,440
Federal National Mortgage Assn.                             6.57%                  8/22/2007                 10,000         10,840
Federal National Mortgage Assn.                             6.58%                  8/20/2007                 28,000         30,370
Federal National Mortgage Assn.                             6.59%                  9/17/2007                  7,000          7,601
Federal National Mortgage Assn.                             6.65%                 11/14/2007                  5,445          5,635
Federal National Mortgage Assn.                             7.55%                  6/10/2004                  2,900          2,928
                                                                                                                        -----------
                                                                                                                           139,204
                                                                                                                        -----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $574,721)                                                                                                         595,143
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (38.5%)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (2.2%)
California Infrastructure & Econ Dev Bank SP Trust PG&E     6.42%                  3/25/2005  (1)             2,400          2,533
California Infrastructure & Econ Dev Bank SP Trust PG&E     6.38%                  9/25/2008  (1)             5,500          5,792
Ford Credit Auto Owner Trust                                5.90%                  6/15/2002  (1)             3,000          3,047
Premier Auto Trust                                          5.69%                   6/8/2002  (1)             3,100          3,127
Sears Credit Account Master Trust                           5.80%                  8/15/2001  (1)             4,000          4,047
Toyota Auto Lease Trust                                     5.35%                  7/25/2002  (1)             5,400          5,397
Toyota Auto Lease Trust                                     6.35%                  3/25/1999  (1)               700            710
                                                                                                                        -----------
                                                                                                                            24,653
                                                                                                                        -----------
FINANCE (14.2%)
Associates Corp.                                            7.75%                  2/15/2005                  4,300          4,752
BankAmerica Corp.                                           6.20%                  2/15/2006                  1,600          1,634
BankAmerica Corp.                                          7.125%                   5/1/2006                  1,750          1,889
BankAmerica Corp.                                          7.625%                  6/15/2004                    450            488
Bear, Stearns & Co., Inc.                                  6.625%                  1/15/2004                    350            357
Bear, Stearns & Co., Inc.                                   6.75%                 12/15/2007                  3,000          3,078
Bradley Operating LP                                        7.00%                 11/15/2004                  2,000          1,913
CIT Group Holdings                                         5.875%                 10/15/2008                  1,300          1,296
CIT Group Holdings                                         6.625%                  6/15/2005                    350            364
CNA Financial Corp.                                         6.45%                  1/15/2008                  3,000          2,947
CNA Financial Corp.                                         6.50%                  4/15/2005                  2,000          1,991
Camden Property Trust                                       7.00%                 11/15/2006                  2,000          1,889
The Chase Manhattan Corp.                                   6.00%                  11/1/2005                  5,000          5,037
The Chase Manhattan Corp.                                  6.375%                  2/15/2008                  5,040          5,202
Citicorp                                                   7.125%                   6/1/2003                    135            142
Commercial Credit Corp.                                     5.90%                   9/1/2003                    450            454
Commercial Credit Corp.                                    7.875%                  7/15/2004                  2,000          2,193

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
                                                           COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
CoreStates Capital Corp.                                   6.625%                  3/15/2005               $  2,400      $   2,500
CoreStates Capital Corp.                                   9.375%                  4/15/2003                    500            568
Dean Witter Discover & Co.                                 6.875%                   3/1/2003                    400            415
Equitable Companies Inc.                                    6.50%                   4/1/2008                  2,000          2,061
First Chicago Corp.                                        6.375%                  1/30/2009                  5,000          5,193
Fleet Financial Group, Inc.                                6.875%                   3/1/2003                    600            623
Fleet Financial Group, Inc.                                7.125%                  4/15/2006                  1,300          1,402
Fleet/Norstar Group                                        8.125%                   7/1/2004                    900            995
Ford Motor Credit Co.                                      6.625%                  6/30/2003                  3,000          3,120
Ford Motor Credit Co.                                       6.75%                  5/15/2005                    115            122
General Electric Capital Corp.                              8.85%                   3/1/2007                  5,000          6,102
General Motor Acceptance Corp.                             6.125%                  1/22/2008                  5,000          5,126
General Motor Acceptance Corp.                              6.60%                  1/17/2001                    100            102
Household Finance Corp.                                     7.65%                  5/15/2007                  1,000          1,110
JDN Realty Corp.                                            6.80%                   8/1/2004                  2,310          2,212
Lehman Brothers Holdings Inc.                               7.20%                  8/15/2009                  8,000          8,292
Liberty Financial Cos., Inc.                                6.75%                 11/15/2008                  3,000          3,095
Mellon Bank Corp.                                           6.50%                   8/1/2005                  3,000          3,110
Mellon Bank Corp.                                           6.75%                   6/1/2003                    225            234
Merrill Lynch & Co.                                         6.55%                   8/1/2004                    100            104
Morgan Stanley, Dean Witter Discover & Co.                 6.875%                   3/1/2007                  3,000          3,165
NCNB Corp.                                                  9.50%                   6/1/2004                  2,000          2,349
NAC Re Corp.                                                7.15%                 11/15/2005                  2,500          2,600
NationsBank Corp.                                           6.50%                  3/15/2006                  5,900          6,146
NationsBank Corp.                                          6.875%                  2/15/2005                    420            441
NationsBank Corp.                                           6.95%                  3/20/2006                  3,000          3,190
NationsBank Corp.                                           7.75%                  8/15/2004                    500            546
Orion Capital Corp.                                         7.25%                  7/15/2005                    800            802
PaineWebber Group, Inc.                                    7.875%                  2/15/2003                    250            262
Prudential Insurance Co. of America                        6.375%                  7/23/2006                  2,000          2,050
Realty Income Corp.                                         7.75%                   5/6/2007                  2,000          1,951
Republic New York Corp.                                     7.75%                  5/15/2009                  2,400          2,718
Salomon Smith Barney Holdings Inc.                         6.875%                  6/15/2005                  3,300          3,445
Sears, Roebuck & Co. Acceptance Corp.                      6.125%                  1/15/2006                    150            151
Sears, Roebuck & Co. Acceptance Corp.                       6.25%                  1/15/2004                    650            665
Sears, Roebuck & Co. Acceptance Corp.                       6.75%                  9/15/2005                  3,000          3,128
Shurgard Storage Centers, Inc.                              7.50%                  4/25/2004                  3,000          2,976
Simon DeBartolo Group, Inc.                                 6.75%                  7/15/2004                  4,000          3,927
Summit Properties Inc.                                      7.20%                  8/15/2007                  3,450          3,330
SunTrust Banks, Inc.                                        6.25%                   6/1/2008                  3,000          3,105
SunTrust Banks, Inc.                                       7.375%                   7/1/2006                  2,400          2,643
Susa Partnership LP                                         7.00%                  12/1/2007                  3,000          2,901
USF&G Corp.                                                7.125%                   6/1/2005                  2,400          2,549
U.S. Bank N.A.                                              5.70%                 12/15/2008                  2,000          1,988
U.S. Bank N.A.                                              6.30%                  7/15/2008                  5,000          5,188
United Dominion Realty Trust, Inc.                          7.25%                  1/15/2007                  2,500          2,361
Wachovia Corp.                                             5.625%                  1/15/2009                  2,000          1,987
Wachovia Corp.                                              6.25%                   8/4/2008                  5,000          5,196
Wells Fargo & Co.                                          6.875%                   4/1/2006                  3,000          3,195
                                                                                                                        -----------
                                                                                                                           157,067
                                                                                                                        -----------
INDUSTRIAL (15.3%)
Air Products & Chemicals, Inc.                              6.25%                  6/15/2003                    125            127
Allied Signal Inc.                                          6.20%                   2/1/2008                  3,700          3,748
Anheuser-Busch Cos., Inc.                                   7.10%                  6/15/2007                  3,400          3,724
Applied Materials, Inc.                                     8.00%                   9/1/2004                    150            163
Archer-Daniels-Midland Co.                                  6.25%                  5/15/2003                    250            257
C.R. Bard, Inc.                                             6.70%                  12/1/2026                  2,300          2,457
Black & Decker Corp.                                        7.50%                   4/1/2003                  6,500          6,812
Burlington Northern Santa Fe Corp.                         6.375%                 12/15/2005                  3,000          3,107
Burlington Northern Santa Fe Corp.                          9.25%                  10/1/2006                  1,000          1,208
CSX Corp.                                                   9.00%                  8/15/2006                    300            354

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                          COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                           9.00%                  4/15/2006               $    600      $     714
Caterpillar, Inc.                                          9.375%                  8/15/2011                  1,550          1,990
Comcast Cablevision                                        8.125%                   5/1/2004                  3,500          3,862
Comcast Cablevision                                        8.375%                   5/1/2007                  4,500          5,204
Continental Airlines P/T Trust                              6.41%                 10/15/2008  (1)             1,750          1,784
Continental Airlines, Inc (Equipment Trust Certificates)   6.648%                  3/15/2019                  2,400          2,485
Delta Airlines, Inc. (Equipment Trust Certificates)         8.54%                   1/2/2007  (1)               474            518
Dillards Inc.                                              6.625%                 11/15/2008                  3,000          3,079
Eastman Chemical Co.                                       6.375%                  1/15/2004                  5,075          5,059
Federated Department Stores, Inc.                           8.50%                  6/15/2003                  4,000          4,385
First Data Corp.                                           6.625%                   4/1/2003                  2,600          2,690
First Data Corp.                                           6.375%                 12/15/2007                  3,500          3,611
General Motors Corp.                                        7.00%                  6/15/2003                    500            528
International Business Machines Corp.                       6.45%                   8/1/2007                  4,000          4,296
International Paper Co.                                    7.875%                   8/1/2006                     35             38
Kroger Co.                                                 6.375%                   3/1/2008                    470            477
Kroger Co.                                                  7.65%                  4/15/2007                    530            580
Kroger Co.                                                  8.15%                  7/15/2006                  3,800          4,231
Lafarge Corp.                                              6.375%                  7/15/2005                  4,500          4,605
Lockheed Martin Corp.                                       6.50%                  4/15/2003                  2,000          2,057
Lockheed Martin Corp.                                       7.70%                  6/15/2008                  3,300          3,722
Monsanto Co.                                                5.75%                  12/1/2005                  6,000          5,984
News America Holdings Inc.                                  8.50%                  2/15/2005                  2,400          2,678
Norfolk & Southern Corp.                                    7.40%                  9/15/2006                  4,545          4,987
Northrop Grumman Corp.                                      7.00%                   3/1/2006                  3,500          3,649
Occidental Petroleum Corp.                                  8.50%                  9/15/2004                  3,000          3,055
J.C. Penney & Co., Inc.                                    6.125%                 11/15/2003                    130            132
Philip Morris Cos., Inc.                                    7.00%                  7/15/2005                  2,200          2,344
Philip Morris Cos., Inc.                                    8.25%                 10/15/2003                    250            276
Praxair, Inc.                                               6.90%                  11/1/2006                  3,900          3,994
Raytheon Co.                                                6.15%                  11/1/2008                  7,500          7,676
Safeway Inc.                                                6.50%                 11/15/2008                  2,500          2,590
Safeway Inc.                                                6.85%                  9/15/2004                  3,500          3,625
Telecommunications Inc.                                    6.375%                   5/1/2003                  7,150          7,362
TCI Communications Senior Notes                             7.25%                   8/1/2005                  5,685          6,165
Texaco Capital Inc.                                         5.70%                  12/1/2008                  5,000          5,059
Texas Instruments Inc.                                     6.125%                   2/1/2006                  3,100          3,192
Time Warner Inc.                                            7.48%                  1/15/2008                  2,050          2,272
Time Warner Inc.                                            7.75%                  6/15/2005                  6,500          7,216
Time Warner Inc.                                            8.18%                  8/15/2007                  2,250          2,602
Tosco Corp.                                                 7.25%                   1/1/2007                  3,000          3,127
USA Waste Services                                         7.125%                  10/1/2007                  2,500          2,678
Union Carbide Corp.                                         6.75%                   4/1/2003                  3,050          3,078
Union Oil of California                                    6.375%                   2/1/2004                  2,000          1,998
Union Pacific Corp.                                        6.125%                  1/15/2004                  1,000            993
Union Pacific Corp.                                         7.60%                   5/1/2005                  3,200          3,452
Whirlpool Corp.                                             9.00%                   3/1/2003                    400            445
                                                                                                                         ----------
                                                                                                                           168,501
                                                                                                                         ----------

UTILITIES (6.8%)
Ameritech Capital Funding                                   6.15%                  1/15/2008                  6,000          6,322
Cincinnati Gas & Electric Co.                               6.45%                  2/15/2004                  1,000          1,044
Enron Corp.                                                6.875%                 10/15/2007                  1,500          1,561
Enron Corp.                                                7.125%                  5/15/2007                  2,546          2,687
Enron Corp.                                                7.625%                  9/10/2004                  1,000          1,076
Enron Corp.                                                9.125%                   4/1/2003                  2,000          2,215
GTE Northwest Inc.                                          5.55%                 10/15/2008                  3,000          3,008
GTE South Inc.                                             6.125%                  6/15/2007                  2,000          2,082
HNG Internorth                                             9.625%                  3/15/2006                  2,000          2,378
MCI Communications Corp.                                    6.50%                  4/15/2010                  2,150          2,253
MCI Communications Corp.                                    7.50%                  8/20/2004                  3,250          3,542
National Rural Utility Co.                                  6.20%                   2/1/2008                  4,000          4,188

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
                                                           COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
National Rural Utility Co.                                  6.42%                   5/1/2008               $  3,000      $   3,163
New York Telephone Co.                                     6.125%                  1/15/2010                  5,500          5,753
Pacific Bell Telephone Co.                                  7.00%                  7/15/2004                  3,175          3,438
PP&L Resources Inc.                                         6.55%                   3/1/2006                  1,325          1,395
Southern California Edison Co.                             6.375%                  1/15/2006                  3,000          3,149
Southwestern Bell Telephone Co.                             5.75%                   9/1/2004                  2,000          1,998
Southwestern Bell Telephone Co.                            6.625%                  7/15/2007                  6,000          6,492
Texas Utilities Co.                                         8.25%                   4/1/2004                  4,900          5,399
Texas Utilities Electric Co.                                7.17%                   8/1/2007                  3,500          3,829
Union Electric Power Co.                                    7.65%                  7/15/2003                  3,000          3,269
Virginia Electric & Power Co.                              6.625%                   4/1/2003                  4,000          4,188
                                                                                                                         ----------
                                                                                                                            74,429
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $413,376)                                                                                                         424,650
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(6.6%)
-----------------------------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia                                        6.875%                   5/1/2003                    750            778
Province of British Columbia                               5.375%                 10/29/2008                  7,000          6,954
Embotelladora Andina SA                                    7.875%                  10/1/2097                  1,000            737
Falconbridge Ltd.                                           7.35%                  11/1/2006                  1,000            982
Finland Global Bond                                        7.875%                  7/28/2004                  3,500          3,918
Grand Metropolitan Investment Corp.                         9.00%                  8/15/2011                  3,000          3,754
KFW International Finance, Inc.                            7.625%                  2/15/2004                  4,625          5,100
Province of Manitoba                                       6.125%                  1/19/2004                  8,000          8,281
National Australia Bank                                     6.60%                 12/10/2007                  4,100          4,271
National Westminster Bancorp Inc.                          9.375%                 11/15/2003                  1,150          1,319
New Zealand Government                                      8.75%                 12/15/2006                    325            393
New Zealand Government                                    10.625%                 11/15/2005                    600            778
Noranda Inc.                                                7.00%                  7/15/2005                  3,000          2,933
Noranda Inc.                                               8.125%                  6/15/2004                  1,000          1,043
Noranda Forest                                              7.50%                  7/15/2003                  1,000          1,021
Province of Ontario                                        7.625%                  6/22/2004                  5,000          5,515
Petro Geo-Services                                         6.625%                  3/30/2008                  5,325          5,222
Petro Geo-Services                                          7.50%                  3/31/2007                  1,500          1,558
Republic of Portugal                                        5.75%                  10/8/2003                  4,700          4,818
Province of Saskatchewan                                   6.625%                  7/15/2003                  4,500          4,728
Province of Saskatchewan                                   7.125%                  3/15/2008                    500            552
Province of Saskatchewan                                    8.00%                  7/15/2004                  3,900          4,376
Toronto-Dominion Bank                                       6.50%                  8/15/2008                  3,000          3,118
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $67,779)                                                                                                           72,149
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                    MATURITY                 AMOUNT         VALUE*
INTERMEDIATE-TERM BOND INDEX FUND                          COUPON                       DATE                  (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                      4.76%                   1/4/1999               $  2,109     $    2,109
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note F                              4.77%                   1/4/1999                    443            443
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $2,552)                                                                                                             2,552
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
   (COST $1,058,428)                                                                                                     1,094,494
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)

Other Assets--Note B                                                                                                        19,616
Liabilities--Note F                                                                                                        (11,694)
                                                                                                                        -----------
                                                                                                                             7,922
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 105,142,889 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                     $1,102,416
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $10.48
===================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

-----------------------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT            PER
                                                                                                              (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                          $1,062,249         $10.10
Undistributed Net Investment Income                                                                              --             --
Accumulated Net Realized Gains--Note D                                                                        4,101            .04
Unrealized Appreciation--Note E                                                                              36,066            .34
===================================================================================================================================
NET ASSETS                                                                                               $1,102,416         $10.48
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                     MATURITY                  AMOUNT        VALUE*
LONG-TERM BOND INDEX FUND                                   COUPON                       DATE                   (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT AND AGENCY OBLIGATIONS (62.3%)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (59.8%)
U.S. Treasury Bond                                           8.00%                 11/15/2021                $19,295       $ 25,814
U.S. Treasury Bond                                          8.125%        8/15/2019-8/15/2021                 58,600         78,849
U.S. Treasury Bond                                           8.50%                  2/15/2020                    320            444
U.S. Treasury Bond                                           8.75%                  5/15/2017                    340            473
U.S. Treasury Bond                                          8.875%        8/15/2017-2/15/2019                  3,500          4,960
U.S. Treasury Bond                                         10.375%      11/15/2009-11/15/2012                  8,525         11,386
U.S. Treasury Bond                                          12.75%                 11/15/2010                  1,200          1,742
U.S. Treasury Bond                                          13.25%                  5/15/2014                    525            869
U.S. Treasury Note                                           6.25%                  1/31/2002                    250            261
U.S. Treasury Note                                           7.50%       11/15/2001-5/15/2002                    650            702
                                                                                                                         -----------
                                                                                                                            125,500
                                                                                                                         -----------
AGENCY NOTES (2.5%)
Federal National Mortgage Assn.                              5.83%                 11/26/2027                  1,000          1,001
Federal National Mortgage Assn.                              6.08%                   9/1/2028                  3,000          3,110
Tennessee Valley Authority                                   6.25%                 12/15/2017                  1,100          1,164
                                                                                                                         -----------
                                                                                                                              5,275
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $121,934)                                                                                                          130,775
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (31.2%)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.8%)
Premier Auto Trust                                           5.69%                   6/8/2002                    400            403
Sears Credit Account Master Trust                            5.80%                  8/15/2005  (1)               500            506
Toyota Auto Lease Trust                                      5.35%                  7/25/2002                    700            700
                                                                                                                         -----------
                                                                                                                              1,609
                                                                                                                         -----------
FINANCE (7.7%)
Bank of New York Capital I                                   7.97%                 12/31/2026                    375            417
BankAmerica Capital II                                       8.00%                 12/15/2026                    400            447
BT Capital Trust B                                           7.90%                  1/15/2027                    200            209
CIGNA Corp.                                                 7.875%                  5/15/2027                    175            189
CIGNA Corp.                                                  8.30%                  1/15/2023                    500            570
Chase Capital I                                              7.67%                  12/1/2026                    400            428
Chemical Bank Corp.                                         6.125%                  11/1/2008                    500            509
Chrysler Financial Corp.                                     5.25%                 10/19/2000                    500            499
Citicorp Capital II                                         8.015%                  2/15/2027                    450            500
Dean Witter, Discover & Co.                                  6.75%                 10/15/2013                    200            207
Equitable Companies Inc.                                     7.00%                   4/1/2028                    200            206
First Chicago Corp.                                         9.875%                   7/1/1999                    600            613
Fleet Capital Trust II                                       7.92%                 12/11/2026                    400            440
Ford Motor Credit Co.                                       5.125%                 10/15/2001                    500            498
General Electric Capital Corp.                               6.90%                  9/15/2015                  1,000          1,101
Household Finance Corp.                                      6.45%                   2/1/2009                     70             72
International Lease Finance Corp.                            6.30%                  11/1/1999                    600            606
Lehman Brothers Holdings Inc.                                7.20%                  8/15/2009                    835            866
Liberty Financial                                            6.75%                 11/15/2008                  1,000          1,032
Mellon Capital II                                           7.995%                  1/15/2027                    450            502
Merrill Lynch & Co.                                         6.875%                 11/15/2018                  1,250          1,289
NationsBank Corp.                                            7.25%                 10/15/2025                    375            406
Norwest Corp.                                                6.65%                 10/15/2023                     60             61
Sears, Roebuck & Co. Acceptance Corp.                       9.375%                  11/1/2011                    395            502
Security Capital Pacific Trust                               8.05%                   4/1/2017                    200            196
Spieker Properties Inc.                                      7.50%                  10/1/2027                    300            274
Summit Properties Inc.                                       7.20%                  8/15/2007                    550            531
Suntrust Capital                                             7.90%                  6/15/2027                    750            824
Susa Partnership                                             7.50%                  12/1/2027                    400            360
Travelers Property Casualty Corp.                            7.75%                  4/15/2026                    275            308
US Bancorp                                                   8.27%                 12/15/2026                    750            857

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                     MATURITY                  AMOUNT        VALUE*
LONG-TERM BOND INDEX FUND                                   COUPON                       DATE                   (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                           7.25%                  1/15/2007                 $  300       $    283
Wells Fargo Capital I                                        7.96%                 12/15/2026                    400            445
                                                                                                                         -----------
                                                                                                                             16,247
                                                                                                                         -----------
INDUSTRIAL (14.9%)
American Stores Co.                                          8.00%                   6/1/2026                    400            471
Anheuser-Busch Cos. Inc.                                     6.75%                 12/15/2027                    250            271
Anheuser-Busch Cos., Inc.                                   7.125%                   7/1/2017                    600            641
Archer-Daniels-Midland Co.                                  8.875%                  4/15/2011                     80            102
Auburn Hills                                                12.00%                   5/1/2020                    260            440
C.R. Bard, Inc.                                              6.70%                  12/1/2026                    500            534
Bayer Corp.                                                  6.65%                  2/15/2028                    500            517
The Boeing Co.                                              6.625%                  2/15/2038                    700            703
Burlington Northern Santa Fe Corp.                          6.875%                  2/15/2016                    300            315
Burlington Northern Santa Fe Corp.                           7.00%                 12/15/2025                    800            852
Burlington Northern Sante Fe Corp.                           7.25%                   8/1/2097                    150            160
CSX Corp.                                                    6.80%                  12/1/2028                  1,000          1,008
CSX Corp.                                                   8.625%                  5/15/2022                     25             30
Caterpillar, Inc.                                           7.375%                   3/1/2097                     50             54
Caterpillar, Inc.                                           9.375%                  8/15/2011                    450            578
Chrysler Corp.                                               7.45%                   2/1/2097                    225            256
Comcast Cablevision                                         8.875%                   5/1/2017                    500            623
Continental Airlines, Inc. (Equipment Trust Certificates)   6.648%                  3/15/2019                    470            487
Dayton Hudson Corp.                                          6.65%                   8/1/2028                    500            512
Dayton Hudson Corp.                                          6.75%                   1/1/2028                    750            778
Deere & Co.                                                  8.50%                   1/9/2022                    115            142
Dillard's Inc.                                               7.75%                  5/15/2027                    750            820
The Walt Disney Co.                                          7.55%                  7/15/2093                    625            732
Eastman Chemical Co.                                         7.25%                  1/15/2024                    250            246
Eastman Chemical Co.                                         7.60%                   2/1/2027                    150            152
Federated Department Stores, Inc.                            7.00%                  2/15/2028                    400            413
Federated Department Stores, Inc.                            7.45%                  7/15/2017                    475            516
Ford Capital BV                                              9.50%                   6/1/2010                    180            230
Ford Motor Co.                                               8.90%                  1/15/2032                  1,000          1,326
Ford Motor Co.                                               9.98%                  2/15/2032                    100            149
International Business Machines Corp.                        6.50%                  1/15/2028                    350            370
International Business Machines Corp.                       7.125%                  12/1/2096                    500            557
Lockheed Martin Corp.                                        7.70%                  6/15/2008                    500            564
Lucent Technologies, Inc.                                    6.50%                  1/15/2028                    500            529
May Department Stores Co.                                    9.75%                  2/15/2021                     40             55
Mobil Corp.                                                 7.625%                  2/23/2033                    230            245
Monsanto Co.                                                 6.60%                  12/1/2028                  1,000          1,005
News America Holdings Inc.                                   8.00%                 10/17/2016                    750            832
Norfolk Southern Corp.                                       7.70%                  5/15/2017                    400            454
Norfolk Southern Corp.                                       7.80%                  5/15/2027                    325            378
Norfolk Southern Corp.                                       7.90%                  5/15/2097                    100            118
Northrop Grumman Corp.                                      9.375%                 10/15/2024                    400            463
J.C. Penney & Co., Inc.                                     7.125%                 11/15/2023                    220            226
Phillips Petroleum Co.                                       8.49%                   1/1/2023                    900            978
Raytheon Co.                                                 6.75%                  3/15/2018                    800            827
Raytheon Co.                                                 7.00%                  11/1/2028                    400            423
Rohm & Haas Co.                                              9.80%                  4/15/2020                    550            716
Tele-Communications, Inc.                                   9.875%                  6/15/2022                    500            705
TCI Communications                                          7.875%                   8/1/2013                  1,000          1,168
Texaco Capital Corp.                                        8.875%                   9/1/2021                    155            201
Time Warner Inc.                                             7.57%                   2/1/2024                    500            560
Time Warner Entertainment                                   8.375%                  3/15/2023                  1,650          2,015
Tosco Corp.                                                  7.80%                   1/1/2027                    350            369
USA Waste Services Inc.                                      7.00%                  7/15/2028                    300            306
USA Waste Services Inc.                                     7.125%                 12/15/2017                    900            937
Union Carbide Corp.                                          7.75%                  10/1/2096                    150            147

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                     MATURITY                  AMOUNT        VALUE*
                                                            COUPON                       DATE                   (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
Union Carbide Corp.                                         7.875%                   4/1/2023                    220            231
Union Pacific Corp.                                          7.00%                   2/1/2016                    550            551
Union Pacific Corp.                                         8.625%                  5/15/2022                     35             38
United Technologies Corp.                                    6.70%                   8/1/2028                    500            533
United Technologies Corp.                                   8.875%                 11/15/2019                    545            717
Whirlpool Corp.                                              9.10%                   2/1/2008                     60             73
                                                                                                                         -----------
                                                                                                                             31,349
                                                                                                                         -----------
UTILITIES (7.8%)
AT&T Corp.                                                   8.35%                  1/15/2025                    300            344
Arizona Public Service Co.                                   7.25%                   8/1/2023                    200            208
Coastal Corp.                                                7.42%                  2/15/2037                    200            206
Coastal Corp.                                                7.75%                 10/15/2035                    400            429
Coastal Corp.                                               9.625%                  5/15/2012                    300            385
Commonwealth Edison                                          7.50%                   7/1/2013                    750            845
GTE Corp.                                                    8.75%                  11/1/2021                    900          1,153
Illinois Power Co.                                           7.50%                  7/15/2025                    300            303
MCI Communications Corp.                                     6.50%                  4/15/2010                    625            655
MCI Communications Corp.                                     7.75%                  3/23/2025                    250            263
Michigan Bell Telephone Co.                                  7.50%                  2/15/2023                  1,040          1,114
National Rural Utility Co.                                   6.20%                   2/1/2008                    850            890
New England Telephone & Telegraph Co.                       6.875%                  10/1/2023                    110            112
New England Telephone & Telegraph Co.                       7.875%                 11/15/2029                    600            738
New England Telephone & Telegraph Co.                        9.00%                   8/1/2031                    250            283
New York Telephone Co.                                      6.125%                  1/15/2010                  1,000          1,046
Pacific Gas & Electric Co.                                   8.25%                  11/1/2022                  1,000          1,108
Southern California Edison Co.                               6.75%                  1/15/2000                    500            507
Southwestern Bell Telephone Co.                              7.25%                  7/15/2025                    450            472
Southwestern Bell Telephone Co.                             7.625%                   3/1/2023                     45             49
Sprint Capital Corp.                                        6.875%                 11/15/2028                  1,250          1,300
Texas Utilities Co.                                         7.875%                   3/1/2023                  1,090          1,155
Texas Utilities Co.                                          8.75%                  11/1/2023                     50             55
Union Electric Power Co.                                     6.75%                   5/1/2008                    120            131
U S WEST Communications Inc.                                 7.25%                  9/15/2025                  1,000          1,116
Virginia Electric & Power Co.                                6.75%                  10/1/2023                  1,000            989
Wisconsin Electric Power Co.                                 7.70%                 12/15/2027                     75             81
WorldCom Inc.                                                6.95%                  8/15/2028                    500            538
                                                                                                                         -----------
                                                                                                                             16,475
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $65,447)                                                                                                            65,680
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS (U.S. DOLLAR-DENOMINATED)(4.8%)
------------------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Co.                                6.80%                  7/15/2018                    725            738
Canadian National Railway Co.                                6.90%                  7/15/2028                    400            411
Embotelladora Andina SA                                     7.875%                  10/1/2097                    300            221
Grand Metropolitan Investment Corp.                          9.00%                  8/15/2011                     75             94
Inter-American Development Bank                             7.125%                  3/15/2023                     25             27
Inter-American Development Bank                              8.50%                  3/15/2011                    110            139
International Bank for Reconstruction & Development          9.25%                  7/15/2017                    135            186
KFW International Finance, Inc.                              7.20%                  3/15/2014                    600            687
Province of Manitoba                                        9.125%                  1/15/2018                    400            535
Province of Manitoba                                         9.25%                   4/1/2020                    485            665
Province of New Brunswick                                    8.75%                   5/1/2022                    800          1,051
Province of New Brunswick                                    9.75%                  5/15/2020                    500            709
Province of Newfoundland                                     9.00%                   6/1/2019                    300            386
Province of Newfoundland                                    10.00%                  12/1/2020                    750          1,059
Northern Telecom Ltd.                                       6.875%                   9/1/2023                    250            253
Petro-Canada                                                 9.25%                 10/15/2021                    300            373
Petro Geo-Services                                          7.125%                  3/30/2028                    625            588
Province of Saskatchewan                                    7.125%                  3/15/2008                    100            110
Province of Saskatchewan                                    7.375%                  7/15/2013                    600            698

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE        MARKET
                                                                                     MATURITY                  AMOUNT        VALUE*
LONG-TERM BOND INDEX FUND                                   COUPON                       DATE                   (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------------
Swiss Bank Corp.-New York                                    7.00%                 10/15/2015               $    750       $    773
Swiss Bank Corp.-New York                                   7.375%                  6/15/2017                    300            322
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN AND INTERNATIONAL AGENCY BONDS
   (COST $7,129)                                                                                                             10,025
------------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.5%)
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $1,050)                                             4.76%                   1/4/1999                  1,050          1,050
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%)
   (COST $195,560)                                                                                                          207,530
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                          4,687
Liabilities                                                                                                                  (2,192)
                                                                                                                           ---------
                                                                                                                              2,495
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 18,546,919 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                        $210,025
====================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $11.32
====================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

------------------------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMOUNT            PER
                                                                                                               (000)          SHARE
------------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                             $197,621         $10.65
Undistributed Net Investment Income                                                                               --             --
Accumulated Net Realized Gains--Note D                                                                           434            .02
Unrealized Appreciation--Note E                                                                               11,970            .65
====================================================================================================================================
NET ASSETS                                                                                                  $210,025         $11.32
====================================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period.


----------------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL BOND              SHORT-TERM        INTERMEDIATE-             LONG-TERM
                                                  MARKET INDEX              BOND INDEX      TERM BOND INDEX            BOND INDEX
                                                          FUND                    FUND                 FUND                  FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                         (000)                  (000)                 (000)                 (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                         $517,286                $33,737               $57,371               $ 8,975
     Security Lending Income                               246                     23                    88                    --
                                                   -------------------------------------------------------------------------------
          Total Income                                 517,532                 33,760                57,459                 8,975
                                                   -------------------------------------------------------------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                     984                     69                   106                    16
          Management and Administrative                  3,461                    582                   951                     4
          Shareholder Account Maintenance(1)             7,387                    296                   460                   203
          Marketing and Distribution(1)                  2,260                    168                   242                    33
     Taxes (other than income taxes)                       227                     15                    24                     4
     Custodian Fees                                        238                     23                    14                    19
     Auditing Fees                                          13                      8                     8                     8
     Shareholders' Reports1                                186                      9                    15                     7
     Annual Meeting and Proxy Costs(1)                      17                      1                     2                     1
     Trustees' Fees and Expenses                            14                      1                     1                    --
                                                   -------------------------------------------------------------------------------
          Total Expenses                                14,787                  1,172                 1,823                   295
          Expenses Paid Indirectly--Note C                 (18)                    (2)                   (4)                   (2)
                                                   -------------------------------------------------------------------------------
          Net Expenses                                  14,769                  1,170                 1,819                   293
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  502,763                 32,590                55,640                 8,682
----------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT
     SECURITIES SOLD                                    65,401                  6,344                15,703                 1,152
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION) OF INVESTMENT SECURITIES           101,026                  2,874                14,878                 6,379
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                  $669,190                $41,808               $86,221               $16,213
==================================================================================================================================

(1)Expenses of the Total Bond Market Index Fund by class of shares are:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      (000)
                                                                             -----------------------------------------------------
                                                                             INVESTOR         INSTITUTIONAL
                                                                               SHARES                SHARES                 TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
     Shareholder Account Maintenance                                          $ 7,194                $  193               $ 7,387
     Marketing and Distribution                                                 1,699                   561                 2,260
     Shareholders' Reports                                                        186                    --                   186
     Annual Meeting and Proxy Costs                                                17                    --                    17
----------------------------------------------------------------------------------------------------------------------------------
Total Class-Specific Expenses                                                   9,096                   754                 9,850
All Other Portfolio Expenses                                                    3,786                 1,133                 4,919
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                $12,882                $1,887               $14,769
==================================================================================================================================

See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

----------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL BOND MARKET INDEX FUND
                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------
                                                                                            1998                 1997
                                                                                           (000)                (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                          $    502,763         $    356,159
     Realized Net Gain (Loss)                                                             65,401                  425
     Change in Unrealized Appreciation (Depreciation)                                    101,026              161,978
                                                                                   -----------------------------------
          Net Increase in Net Assets Resulting from Operations                           669,190              518,562
                                                                                   -----------------------------------
DISTRIBUTIONS
     Net Investment Income

          Investor Shares                                                               (385,446)            (270,877)
          Institutional Shares                                                          (117,317)             (85,282)
     Realized Capital Gain
          Investor Shares                                                                (28,406)                  --
          Institutional Shares                                                            (8,371)                  --
                                                                                   -----------------------------------
               Total Distributions                                                      (539,540)            (356,159)
                                                                                   -----------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
     Issued                                                                            3,417,802            2,673,249
     Issued in Lieu of Cash Distributions                                                373,724              239,069
     Redeemed                                                                         (1,255,551)            (867,035)
                                                                                   -----------------------------------
          Net Increase--Investor Shares                                                2,535,975            2,045,283
                                                                                   -----------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
     Issued                                                                            1,101,619              802,671
     Issued in Lieu of Cash Distributions                                                105,038               73,511
     Redeemed                                                                           (371,701)            (311,860)
                                                                                   -----------------------------------
          Net Increase--Institutional Shares                                             834,956              564,322
----------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                    3,500,581            2,772,008
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                                 6,757,444            3,985,436
                                                                                   -----------------------------------
     End of Year                                                                     $10,258,025           $6,757,444
======================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
     Issued                                                                              334,291              270,831
     Issued in Lieu of Cash Distributions                                                 36,562               24,183
     Redeemed                                                                           (122,914)             (87,926)
                                                                                   -----------------------------------
          Net Increase in Shares Outstanding                                             247,939              207,088
======================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
     Issued                                                                              107,590               81,271
     Issued in Lieu of Cash Distributions                                                 10,275                7,435
     Redeemed                                                                            (36,368)             (31,495)
                                                                                   -----------------------------------
          Net Increase in Shares Outstanding                                              81,497               57,211
=========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                 SHORT-TERM                               INTERMEDIATE-TERM
                                                               BOND INDEX FUND                             BOND INDEX FUND
                                                    ---------------------------------             -------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
                                                         1998                   1997                  1998                  1997
                                                        (000)                  (000)                 (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                           $ 32,590               $ 25,629            $   55,640              $ 37,752
     Realized Net Gain (Loss)                           6,344                  1,429                15,703                   (80)
     Change in Unrealized Appreciation
          (Depreciation)                                2,874                  3,076                14,878                15,797
                                                    -----------------------------------------------------------------------------
          Net Increase in Net Assets

               Resulting from Operations               41,808                 30,134                86,221                53,469
                                                    -----------------------------------------------------------------------------
Distributions
     Net Investment Income                            (32,590)               (25,629)              (55,640)              (37,752)
     Realized Capital Gain                             (4,414)                    --                (7,583)                   --
                                                    -----------------------------------------------------------------------------
          Total Distributions                         (37,004)              (25,629)               (63,223)              (37,752)
                                                    -----------------------------------------------------------------------------
Capital Share Transactions(1)

     Issued                                           374,881                264,067               527,923               299,703
     Issued in Lieu of Cash Distributions              31,908                 21,565                52,764                30,780
     Redeemed                                        (148,942)              (172,160)             (187,851)             (119,977)
                                                    -----------------------------------------------------------------------------
          Net Increase from Capital
               Share Transactions                     257,847               113,472                392,836               210,506
---------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                   262,651               117,977                415,834               226,223
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
     Beginning of Year                                446,269               328,292                686,582               460,359
                                                    -----------------------------------------------------------------------------
     End of Year                                     $708,920              $446,269             $1,102,416              $686,582
=================================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                            37,200                 26,634                50,863                30,030
     Issued in Lieu of Cash Distributions               3,165                  2,171                 5,067                 3,083
     Redeemed                                         (14,760)               (17,286)              (18,083)              (12,023)
                                                    -----------------------------------------------------------------------------
          Net Increase in Shares Outstanding           25,605                 11,519                37,847                21,090
=================================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                      LONG-TERM BOND INDEX FUND
                                                                                       YEAR ENDED DECEMBER 31,
                                                                            ------------------------------------
                                                                                   1998                    1997
                                                                                  (000)                   (000)
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                   $    8,682              $    3,886
     Realized Net Gain (Loss)                                                     1,152                     565
     Change in Unrealized Appreciation (Depreciation)                             6,379                   4,404
                                                                            ------------------------------------
          Net Increase in Net Assets Resulting from Operations                   16,213                   8,855
                                                                            ------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                       (8,682)                 (3,886)
     Realized Capital Gain                                                         (810)                     --
                                                                            ------------------------------------
          Total Distributions                                                    (9,492)                 (3,886)
                                                                            ------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                     175,576                  57,876
     Issued in Lieu of Cash Distributions                                         8,099                   3,143
     Redeemed                                                                   (68,323)                (22,160)
                                                                            ------------------------------------
          Net Increase from Capital Share Transactions                          115,352                  38,859
----------------------------------------------------------------------------------------------------------------
     Total Increase                                                             122,073                  43,828
----------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Year                                                           87,952                  44,124
                                                                            ------------------------------------
     End of Year                                                               $210,025                 $87,952
================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                                      15,843                   5,640
     Issued in Lieu of Cash Distributions                                           727                     307
     Redeemed                                                                    (6,180)                 (2,167)
                                                                            ------------------------------------
          Net Increase in Shares Outstanding                                     10,390                   3,780
================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL BOND MARKET INDEX FUND INVESTOR SHARES
                                                                                     YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998           1997            1996            1995           1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $10.09         $ 9.84          $10.14         $ 9.17          $10.06
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                     .624           .645            .640           .650            .622
     Net Realized and Unrealized Gain (Loss)
          on Investments                                       .218           .250           (.300)          .970           (.888)
                                                            ----------------------------------------------------------------------
          Total from Investment Operations                     .842           .895            .340          1.620           (.266)
                                                            ----------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                     (.624)         (.645)          (.640)         (.650)          (.622)
     Distributions from Realized Capital Gains                (.038)                 --             --              --      (.002)
                                                            ----------------------------------------------------------------------
          Total Distributions                                 (.662)         (.645)          (.640)         (.650)          (.624)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $10.27         $10.09         $  9.84         $10.14          $ 9.17
==================================================================================================================================

TOTAL RETURN*                                                8.58%           9.44%           3.58%          18.18%         -2.66%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                     $7,765          $5,129          $2,962          $2,405         $1,731
     Ratio of Total Expenses to Average Net Assets           0.20%           0.20%           0.20%           0.20%          0.18%
     Ratio of Net Investment Income to Average Net Assets    6.10%           6.54%           6.54%           6.66%          6.57%
     Portfolio Turnover Rate                                 57%**             39%             39%             36%            33%
==================================================================================================================================

 *Total return figures do not reflect the annual account maintenance fee of $10.

**Portfolio turnover rate excluding in-kind redemptions was 56%.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL BOND MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                    YEAR ENDED DECEMBER 31,
                                                                          ---------------------------------------     SEP. 18* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                               1998            1997            1996   DEC. 31, 1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.09         $  9.84          $10.14         $  9.87
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                   .635            .655            .650            .174
     Net Realized and Unrealized Gain (Loss) on Investments                  .218            .250           (.300)           .270
                                                                          --------------------------------------------------------
          Total from Investment Operations                                   .853            .905            .350            .444
                                                                          --------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                   (.635)          (.655)          (.650)          (.174)
     Distributions from Realized Capital Gains                              (.038)             --              --              --
                                                                          --------------------------------------------------------
          Total Distributions                                               (.673)          (.655)          (.650)          (.174)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $10.27          $10.09          $ 9.84          $10.14
==================================================================================================================================

TOTAL RETURN                                                                8.69%           9.55%           3.68%           4.53%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                  $2,493          $1,628          $1,024            $413
     Ratio of Total Expenses to Average Net Assets                          0.10%           0.10%           0.10%         0.10%**
     Ratio of Net Investment Income to Average Net Assets                   6.21%           6.64%           6.66%         6.48%**
     Portfolio Turnover Rate                                                 57%+             39%             39%             36%
==================================================================================================================================

  *Inception.

**Annualized.

 +Portfolio turnover rate excluding in-kind redemptions was 56%.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    SHORT-TERM BOND INDEX FUND
                                                                              YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------     MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     1998        1997            1996           1995   DEC. 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00      $ 9.92          $10.07         $ 9.50          $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                         .574        .597            .587           .623            .463
     Net Realized and Unrealized Gain (Loss) on Investments        .168        .080           (.146)          .570           (.500)
                                                                -------------------------------------------------------------------
          Total from Investment Operations                         .742        .677            .441          1.193           (.037)
                                                                -------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                         (.574)      (.597)          (.587)         (.623)          (.463)
     Distributions from Realized Capital Gains                    (.068)         --           (.004)            --              --
                                                                -------------------------------------------------------------------
          Total Distributions                                     (.642)      (.597)          (.591)         (.623)          (.463)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $10.10      $10.00          $ 9.92         $10.07          $ 9.50
===================================================================================================================================

TOTAL RETURN**                                                    7.63%       7.04%           4.55%         12.88%          -0.37%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                          $709        $446            $328           $208             $77
     Ratio of Total Expenses to Average Net Assets                0.20%       0.20%           0.20%          0.20%          0.18%+
     Ratio of Net Investment Income to Average Net Assets         5.68%       6.03%           5.93%          6.28%          5.77%+
     Portfolio Turnover Rate                                       112%         88%             65%            65%             53%
===================================================================================================================================

 *Subscription period for the fund was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.

**Total return figures do not reflect the annual account maintenance fee of $10.

 +Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                             INTERMEDIATE-TERM BOND INDEX FUND
                                                                             YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------         MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      1998         1997       1996        1995      DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.20       $ 9.96     $10.37      $ 9.18             $10.00
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

     Net Investment Income                                          .647         .661       .648        .661               .533
     Net Realized and Unrealized Gain (Loss) on Investments         .353         .240      (.406)      1.217              (.820)
                                                                 ---------------------------------------------------------------
          Total from Investment Operations                         1.000         .901       .242       1.878              (.287)
                                                                 ---------------------------------------------------------------
DISTRIBUTIONS

     Dividends from Net Investment Income                          (.647)       (.661)     (.648)      (.661)             (.533)
     Distributions from Realized Capital Gains                     (.073)          --      (.004)      (.027)                --
                                                                 ---------------------------------------------------------------
          Total Distributions                                      (.720)       (.661)     (.652)      (.688)             (.533)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $10.48       $10.20     $ 9.96      $10.37            $  9.18
================================================================================================================================

TOTAL RETURN**                                                    10.09%        9.41%      2.55%      21.07%             -2.88%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                         $1,102         $687       $460        $346                $71
     Ratio of Total Expenses to Average Net Assets                 0.20%        0.20%      0.20%       0.20%             0.18%+
     Ratio of Net Investment Income to Average Net Assets          6.23%        6.64%      6.54%       6.55%             6.88%+
     Portfolio Turnover Rate                                         77%          56%        80%         71%                63%
================================================================================================================================

 *Subscription period for the fund was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.

**Total return figures do not reflect the annual account maintenance fee of $10.

 +Annualized.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                LONG-TERM BOND INDEX FUND
                                                                             YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------        MAR. 1* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      1998         1997        1996       1995     DEC. 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.78       $10.08      $10.82     $ 8.96            $10.00
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                          .666         .678        .674       .692              .586
     Net Realized and Unrealized Gain (Loss) on Investments         .588         .700       (.731)     1.884            (1.040)
                                                                  -------------------------------------------------------------
          Total from Investment Operations                         1.254        1.378       (.057)     2.576             (.454)
                                                                  -------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                          (.666)       (.678)      (.674)     (.692)            (.586)
     Distributions from Realized Capital Gains                     (.048)          --       (.009)     (.024)               --
                                                                  -------------------------------------------------------------
          Total Distributions                                      (.714)       (.678)      (.683)     (.716)            (.586)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $11.32       $10.78      $10.08     $10.82            $ 8.96
===============================================================================================================================

TOTAL RETURN**                                                    11.98%       14.30%      -0.26%     29.72%            -4.53%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA

     Net Assets, End of Period (Millions)                           $210          $88         $44        $24                $9
     Ratio of Total Expenses to Average Net Assets                 0.20%        0.20%       0.20%      0.20%            0.18%+
     Ratio of Net Investment Income to Average Net Assets          6.01%        6.66%       6.75%      6.90%            7.70%+
     Portfolio Turnover Rate                                         57%          58%         46%        45%               70%
===============================================================================================================================

 *Subscription period for the fund was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.

**Total return figures do not reflect the annual account maintenance fee of $10.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Index Funds comprise the Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

       1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: Each of the Vanguard Bond Index Funds, along with other members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:


               ------------------------------------------------------------------------------------------------------------
                                                        CAPITAL CONTRIBUTION            PERCENTAGE           PERCENTAGE OF
                                                             TO VANGUARD                  OF FUND             VANGUARD'S
               INDEX FUND                                       (000)                   NET ASSETS          CAPITALIZATION
               ------------------------------------------------------------------------------------------------------------
               Total Bond Market                                $1,743                     0.02%                 2.5%
               Short-Term Bond                                     126                     0.02                  0.2
               Intermediate-Term Bond                              189                     0.02                  0.3
               Long-Term Bond                                       35                     0.02                   --
               ------------------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The Total Bond Market Index Fund offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the year ended December 31, 1998, class-specific expenses represented an annual rate of 0.14% and 0.04% of average net assets of the Investor Shares and Institutional Shares, respectively. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

        The funds' custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1998, custodian fee offset arrangements reduced expenses for the Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund by $18,000, $2,000, $4,000, and $2,000, respectively.

D. During the year ended December 31, 1998, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

               ----------------------------------------------------------------------------------
                                                                          (000)
                                                         ----------------------------------------
               INDEX FUND                                   PURCHASES                   SALES
               ----------------------------------------------------------------------------------
               Total Bond Market                           $2,189,607                 $237,559
               Short-Term Bond                                195,888                   20,745
               Intermediate-Term Bond                         282,524                   66,994
               Long-Term Bond                                  42,988                    2,411
               ----------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

               ----------------------------------------------------------------------------------
                                                                         (000)
                                                           --------------------------------------
               INDEX FUND                                   PURCHASES                   SALES
               ----------------------------------------------------------------------------------
               Total Bond Market                           $6,487,665               $4,380,048
               Short-Term Bond                                696,759                  615,966
               Intermediate-Term Bond                         796,961                  607,062
               Long-Term Bond                                 151,966                   79,110
               ----------------------------------------------------------------------------------

        During the year ended December 31, 1998, the Total Bond Market Index Fund realized $854,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

        Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial-reporting purposes due to differences in the timing of realization of gains. At December 31, 1998, the Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund had capital gains of $15,248,000, $2,651,000, $4,101,000, and $444,000 available for distribution, respectively. The Total Bond Market Index Fund and Intermediate-Term Bond Index Fund used capital loss carryforwards of $12,406,000 and $3,553,000, respectively, to offset taxable gains realized during the year ended December 31, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

E. At December 31, 1998, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

               -----------------------------------------------------------------------------------------------------
                                                                              (000)
                                               ---------------------------------------------------------------------
                                                 APPRECIATED                DEPRECIATED              NET UNREALIZED
               INDEX FUND                        SECURITIES                 SECURITIES                APPRECIATION
               -----------------------------------------------------------------------------------------------------
               Total Bond Market                  $320,871                  $(12,117)                   $308,754
               Short-Term Bond                       7,852                      (812)                      7,040
               Intermediate-Term Bond               37,368                    (1,302)                     36,066
               Long-Term Bond                       12,168                      (198)                     11,970
               -----------------------------------------------------------------------------------------------------


F. The market values of securities on loan to broker/dealers at December 31, 1998, and collateral received with respect to such loans, were:

               -----------------------------------------------------------------------------------------------------
                                                                               (000)
                                               ---------------------------------------------------------------------
                                                                                       COLLATERAL RECEIVED
                                                                             ---------------------------------------
                                               MARKET VALUE                                          MARKET VALUE
                                                 OF LOANED                                         OF U.S. TREASURY
               INDEX FUND                       SECURITIES                      CASH                  SECURITIES
               -----------------------------------------------------------------------------------------------------
               Total Bond Market                   $18,086                    $18,678                         --
               Short-Term Bond                      40,708                         --                    $42,013
               Intermediate-Term Bond                  433                        443                         --
               -----------------------------------------------------------------------------------------------------

        Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard Bond Index Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund and Long-Term Bond Index Fund (separate funds of Vanguard Bond Index Funds, hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD BOND INDEX FUNDS

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund distributed $27,099,000, $1,852,000, $5,609,000, and $333,000, respectively, as capital gains dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which are designated as 20% rate gain distributions.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                           Battle of Waterloo in 1815


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q840-02/24/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.